UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

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CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

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conEdison

2019

Proxy Statement

Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

May 20, 2019

Consolidated Edison, Inc.

4 Irving Place

New York, NY 10003

John McAvoy

Chairman of the Board

April 8, 2019

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Consolidated Edison, Inc. We hope that you will join the Board of Directors and the Company’s management at the Company’s Headquarters at 4 Irving Place, New York, New York, on Monday, May 20, 2019, at 10:00 a.m.

The accompanying Proxy Statement, provided to stockholders on or about April 8, 2019, contains information about matters to be considered at the Annual Meeting. At the Annual Meeting, stockholders will be asked to vote on the election of Directors, to ratify the appointment of independent accountants for 2019, and to approve, on an advisory basis, named executive officer compensation.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. It is very important that as many shares as possible be represented at the meeting.

Sincerely,

John McAvoy

Consolidated Edison, Inc.

4 Irving Place, New York, NY 10003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Monday, May 20, 2019, at 10:00 a.m.

Location:	Company’s Headquarters 4 Irving Place New York, New York

Items of Business:

a.  To elect as the members of the Board of Directors the ten nominees named in the Proxy Statement (attached hereto and incorporated herein by reference);

b.  To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2019;

c.  To approve, on an advisory basis, named executive officer compensation; and

d.  To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

By Order of the Board of Directors,

Sylvia V. Dooley

Vice President and Corporate Secretary

Dated: April 8, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS’ MEETING TO BE HELD ON MONDAY, MAY 20, 2019. THE COMPANY’S PROXY STATEMENT AND ANNUAL REPORT, PROVIDED TO STOCKHOLDERS ON OR ABOUT APRIL 8, 2019, ARE AVAILABLE AT

CONEDISON.COM/SHAREHOLDERS

IMPORTANT!

Whether or not you plan to attend the meeting in person, we urge you to vote your shares of Company Common Stock by telephone, by Internet, or by completing and returning a proxy card or a voter instruction form, so that your shares will be represented at the Annual Meeting.

PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

This section highlights the proposals to be acted upon, as well as information about Consolidated Edison, Inc. (the “Company”) that can be found in this Proxy Statement and does not contain all of the information that you need to consider. Before voting, please carefully review the complete Proxy Statement and the Annual Report to Stockholders of the Company provided to stockholders on or about April 8, 2019, which includes the consolidated financial statements and accompanying notes for the fiscal year ended December 31, 2018, and other information relating to the Company’s financial condition and results of operations.

2019 ANNUAL MEETING OF STOCKHOLDERS (“ANNUAL MEETING”)

• Date and Time:	Monday, May 20, 2019, at 10:00 a.m.

• Location:	Company Headquarters, 4 Irving Place, New York, NY 10003. Directions are available at conedison.com/shareholders.

• Record Date & Voting:

Stockholders of record at the close of business on March 25, 2019 are entitled to vote.

On the record date, 326,946,537 shares of Company Common Stock were outstanding.

Each outstanding share of Common Stock is entitled to one vote.

• Admission:	Please follow the instructions contained in “Who Can Attend The Annual Meeting?” and “Do I Need A Ticket To Attend The Annual Meeting?” on page 66.

STOCKHOLDER VOTING MATTERS

Management Proposals		Board’s Voting Recommendation	Vote Required For Approval*	Page References (for more detail)
Proposal No. 1.	Election of Directors	FOR EACH NOMINEE	MAJORITY OF VOTES CAST	6 to 12
Proposal No. 2.	Ratification of the Appointment of Independent Accountants	FOR	MAJORITY OF VOTES CAST	25
Proposal No. 3.	Advisory Vote to Approve Named Executive Officer Compensation	FOR	MAJORITY OF VOTES CAST	27
*	The presence, in person or by proxy, of holders of a majority of the outstanding shares of Company Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its clients) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but are not considered votes cast with respect to the Election of Directors (Proposal No. 1) and the Advisory Vote to Approve Named Executive Officer Compensation (Proposal No. 3) and have no effect on the vote.

CONSOLIDATED EDISON, INC.–Proxy Statement	1

PROXY STATEMENT SUMMARY

•

Proposal No. 1: Election of Directors. The Board of Directors has nominated ten directors for election at the Annual Meeting and recommends the election of each of the ten nominees. The following table provides certain information about the Director nominees. (See “Information About the Director Nominees” on pages 7 to 12 for additional information.)

Director Nominees
Name / Age / Tenure / Independence	Primary Occupation / Career Highlight	Committee Membership	Other U.S.-Listed Public Company Boards

George Campbell, Jr., 73 Director since 2000 Independent	Former Non-Executive Chairman, Webb Institute	Corporate Governance and Nominating Executive Management Development and Compensation (Chair) Safety, Environment, Operations and Sustainability	1

Ellen V. Futter, 69 Director since 1997 Not Independent	President, American Museum of Natural History	Executive Safety, Environment, Operations and Sustainability (Co-Chair)	1

John F. Killian, 64 Director since 2007 Independent	Former Executive Vice President and Chief Financial Officer, Verizon Communications Inc.	Audit (Chair) Corporate Governance and Nominating Executive Management Development and Compensation	2

John McAvoy, 58 Director since 2013 Not Independent	Chairman, President and Chief Executive Officer, Consolidated Edison, Inc.	Executive (Chair)	0

William J. Mulrow, 63 Director since 2017 Independent	Senior Advisory Director, The Blackstone Group	Finance Management Development and Compensation Safety, Environment, Operations and Sustainability	1

Armando J. Olivera, 69 Director since 2014 Independent	Former President and Chief Executive Officer, Florida Power & Light Company	Audit Finance Safety, Environment, Operations and Sustainability (Co-Chair)	2

Michael W. Ranger, 61 Director since 2008 Independent	Senior Managing Director, Diamond Castle Holdings LLC	Audit Corporate Governance and Nominating (Chair and Lead Director) Executive Finance Management Development and Compensation	1

Linda S. Sanford, 66 Director since 2015 Independent	Former Senior Vice President, Enterprise Transformation, International Business Machines Corporation	Audit Corporate Governance and Nominating Finance	2

Deirdre Stanley, 54 Director since 2017 Independent	Executive Vice President and General Counsel, Thomson Reuters	Corporate Governance and Nominating Safety, Environment, Operations and Sustainability	0

L. Frederick Sutherland, 67 Director since 2006 Independent	Former Executive Vice President and Chief Financial Officer, Aramark Corporation	Audit Finance (Chair) Management Development and Compensation	1

•

Proposal No. 2: Ratification of the Appointment of Independent Accountants. The Board recommends ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2019. (See “Ratification of the Appointment of Independent Accountants” on page 25.)

•

Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation. The Board recommends the approval of, on an advisory basis, the compensation of the named executive officers. The Company’s Named Executive Officers are identified in the “Compensation Discussion and Analysis–Introduction” on page 28. (See “Advisory Vote to Approve Named Executive Officer Compensation” on page 27.)

2	CONSOLIDATED EDISON, INC.–Proxy Statement

PROXY STATEMENT SUMMARY

KEY CORPORATE GOVERNANCE PRACTICES

•

Active, Year-Round, Stockholder Engagement. The Company proactively engages with stockholders and accepts invitations to discuss matters of interest to them. Throughout the year, the Company discussed numerous issues with stockholders including, disclosure practices, corporate governance, political spending and lobbying practices, and environmental, health, and safety matters. The Company shares with the Corporate Governance and Nominating Committee and the Board the feedback it receives from institutional investors and stockholders. During the 2019 engagement season, the Company engaged with seven of our largest institutional stockholders.

•	Risk Oversight. The Board and its committees oversee the Company’s policies and procedures for managing risks that are identified through the Company’s enterprise risk management program.

•	Strategic Planning. The Board oversees and reviews, at least annually, the Company’s strategic and business plans and objectives.

•

Annual Election of Directors. Each Director nominee has been recommended for election by the Corporate Governance and Nominating Committee and approved and nominated for election by the Board. If elected, the Director nominees, all of whom are currently members of the Board, will serve for a one-year term expiring at the Company’s 2020 Annual Meeting of Stockholders. Each Director will hold office until his or her successor has been elected and qualified or until the Director’s earlier resignation or removal.

•

Voting. In uncontested elections, each Director nominee may be elected by a majority of the votes cast at a meeting of the Company’s stockholders by the holders of shares entitled to vote in the election. In contested elections, each Director nominee may be elected by a plurality of the votes cast. The Company does not have a super-majority voting provision in its Restated Certificate of Incorporation.

•	Board Composition. The Director nominees have the combination of skills, professional experience, and diversity necessary to oversee the Company’s business. A substantial majority (80%) of the Director nominees are independent and have an average age of 64 years. The Board strives to maintain an appropriate balance of tenure among Directors. Of the Director nominees, 50% have been on the Board for six years or less, 30% have been on the Board for seven to sixteen years, and 20% have been on the Board for over sixteen years.

•

Independent Lead Director. The Board has an independent Lead Director who is the Chair of the Corporate Governance and Nominating Committee and has numerous duties and significant responsibilities, including acting as a liaison between the independent Directors and the Company’s management, and chairing the executive sessions of non-management and independent Directors.

•	Frequent Executive Sessions. The Company’s independent Directors and non-management Directors meet frequently in executive sessions.

•

Annual Board and Committee Evaluations. The Board and each of its committees annually evaluate their performance. Each committee reports the results of its self-evaluation to the Board. The Corporate Governance and Nominating Committee coordinates the self-evaluation process and, following the self-evaluations, discusses with the Board follow-up matters as appropriate.

•	Membership on Public Company Boards. Directors are not permitted to serve on more than four other public company boards and none serve on more than two.

•

Proxy Access. The Board has adopted proxy access, which enables certain stockholders of the Company to include their own director nominees in the Company’s Proxy Statement and form of proxy, along with candidates nominated by the Board if the stockholders and the nominees proposed by the stockholders meet the requirements set forth in the Company’s By-laws.

•	Special Meetings. Special meetings may be called by stockholders holding at least 25% of the Company’s outstanding shares of Common Stock entitled to vote at such meeting.

CONSOLIDATED EDISON, INC.–Proxy Statement	3

PROXY STATEMENT SUMMARY

KEY FEATURES OF THE EXECUTIVE COMPENSATION PROGRAM

Type	Component	Objective
Performance-Based Compensation	Annual Incentive Compensation	Achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.
	Long-Term Incentive Compensation	Achievement, over a multi-year period, of financial and operating objectives critical to the performance of the Company’s business plans and strategies. Achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the Company’s compensation peer group companies.
Fixed & Other Compensation	Base Salary, Retirement Programs, Benefits and Perquisites	Differentiate base salary based on individual responsibility and performance. Provide retirement and other benefits that reflect the competitive practices of the industry and provide limited and specific perquisites.

(See “Compensation Discussion and Analysis—Executive Summary” on pages 28 to 30 for additional information.)

KEY COMPENSATION GOVERNANCE PRACTICES

•

Long-Term Incentive Compensation. The long term incentive plan: (i) prohibits the repricing of stock options or the buyout of underwater options without stockholder approval; (ii) prohibits recycling of shares for future awards except under limited circumstances; (iii) prohibits accelerated vesting of outstanding equity awards, unless both a change in control occurs and a participant’s employment is terminated under certain circumstances; and (iv) caps the maximum number of shares that may be awarded to a director, officer, or eligible employee in a calendar year.

•

Long-Term Incentive Mix. The charts below illustrate that all Named Executive Officer long-term equity-based incentive compensation is performance-based. As disclosed in proxy statements filed in 2018, over half of the Company’s compensation peer group companies granted some form of non-performance-based incentive compensation to their named executive officers.

(See “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation” on pages 35 to 41 and “Compensation Discussion and Analysis—Executive Compensation Actions—Long-Term Incentive Compensation” on pages 41 to 46 for additional information.)

4	CONSOLIDATED EDISON, INC.–Proxy Statement

PROXY STATEMENT SUMMARY

•	Pay Practices. The Company has no employment agreements, no golden parachute excise tax gross-ups, and no individually negotiated equity awards with special treatment upon a change of control.

•	Risk Management. The Company’s compensation programs include various features that have been designed to mitigate risk. (See “Compensation Risk Management” on page 62.)

•

Stock Ownership Guidelines. The Company has stock ownership guidelines for its Directors and senior officers, including the Named Executive Officers. (See “Director Compensation—Stock Ownership Guidelines” on page 21 and “Compensation Discussion and Analysis–Stock Ownership Guidelines” on page 48.)

•	No Hedging and No Pledging. The Company’s Hedging and Pledging Policy and Insider Trading Policy each prohibit all Directors and officers, financial personnel, and certain other individuals, respectively, from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan. (See “Compensation Discussion and Analysis–No Hedging and No Pledging” on page 48.)

•

Recoupment Policy. The Company’s compensation recoupment policy (commonly referred to as a “clawback policy”) applies to all officers of the Company and its subsidiaries with respect to incentive-based compensation. (See “Compensation Discussion and Analysis–Recoupment Policy” on page 49.)

•	Annual Advisory Vote to Approve Named Executive Officer Compensation. In 2018, 93.95% of the shares voted were voted to approve the Company’s named executive officer compensation.

CONSOLIDATED EDISON, INC.–Proxy Statement	5

ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

PROPOSAL NO. 1    ELECTION OF DIRECTORS

Ten Directors are to be elected at the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. (See “Information About the Director Nominees” on pages 7 to 12.) Directors are permitted to stand for election until they reach the mandatory retirement age of 75. Of the Board members standing for election, John McAvoy is the only member who is an officer of the Company. All of the nominees were elected Directors at the last Annual Meeting.

The Corporate Governance and Nominating Committee recommends candidates for election or re-election to the Board and reviews the qualifications of possible Director candidates. When recommending to the Board the slate of Director nominees for election at the Annual Meeting, the Corporate Governance and Nominating Committee strives to maintain an appropriate balance of tenure, diversity, and skills on the Board. The Corporate Governance and Nominating Committee also strives to ensure that the Board is composed of Directors who bring diverse viewpoints, perspectives, professional experiences and backgrounds, and effectively represent the long-term interests of stockholders. The Board and the Corporate Governance and Nominating Committee believe that striking an appropriate balance between fresh perspectives and ideas and the valuable experience and familiarity contributed by longer-serving Directors is critical to a forward-looking and strategic Board. The Corporate

Governance and Nominating Committee identifies candidates through a variety of means, including professional search firms, recommendations from members of the Board, suggestions from senior management, and submissions by the Company’s stockholders. (See “The Board of Directors—Standing Committees of the Board—Corporate Governance and Nominating Committee” on page 16 for additional information on the Director nomination process.)

Each nominee was selected by the Corporate Governance and Nominating Committee and approved by the Board for submission to the Company’s stockholders. The Company believes that all of the nominees will be able and willing to serve as Directors of the Company. All of the Directors also serve as Trustees of the Company’s subsidiary, Consolidated Edison Company of New York, Inc. (“Con Edison of New York”). Mr. McAvoy also serves as Chairman of the Board of the Company’s subsidiary, Orange and Rockland Utilities, Inc. (“Orange & Rockland”).

Shares represented by every properly executed proxy will be voted at the Annual Meeting for or against the election of the Director nominees as specified by the stockholder giving the proxy. If one or more of the nominees is unable or unwilling to serve, the shares represented by the proxies will be voted for any substitute nominee or nominees as may be designated by the Board.

The Board Recommends a Vote FOR Proposal No. 1.

Each of the ten Director nominees must receive a majority of the votes cast at the Annual Meeting, in person or by proxy, to be elected (meaning the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee), subject to the Board’s policy regarding resignations by Directors who do not receive a majority of “for” votes. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

6	CONSOLIDATED EDISON, INC.–Proxy Statement

ELECTION OF DIRECTORS

Information About the Director Nominees

The Board and the Corporate Governance and Nominating Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs. The Board believes that the Board, as a whole, should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Company’s business. The Board has adopted Corporate Governance Guidelines to assist it in exercising its responsibilities to the Company and its stockholders. In evaluating Director candidates and considering incumbent Directors for renomination to the Board, the Board and the Corporate Governance and Nominating Committee consider various factors. Pursuant to the Guidelines, the Corporate Governance and Nominating Committee reviews with the Board factors relating to the composition of the Board (including its size and structure), the Company’s principles of diversity, and the skills and characteristics of Director nominees, including independence, integrity, judgment, business experience, areas of expertise, and availability for service to assure that the Board contains an appropriate mix of Directors to best further the Company’s long-term business interests. For incumbent Directors, the Corporate Governance and Nominating Committee also considers past performance of the Director on the Board.

The current Director nominees bring to the Company the benefit of their qualifications, leadership, skills, and the diversity of their experience and backgrounds which provide the Board, as a whole, with the skills and expertise that reflect the needs of the Company. See pages 8 to 12 for information about each Director nominee, including their age as of the date of the Annual Meeting, business experience, period of service as a Director, public or investment company directorships, and other directorships.

The demographic makeup of the Director nominees is set forth in the pie charts below:

The following graph displays information about the skills and experience of the Director nominees:

CONSOLIDATED EDISON, INC.–Proxy Statement	7

ELECTION OF DIRECTORS

George Campbell, Jr., Ph.D.

Director since: 2000

Age: 73

Board Committees:

•  Corporate Governance and

   Nominating

•  Executive

•  Management Development and

   Compensation (Chair)

•  Safety, Environment, Operations and

   Sustainability

Career Highlights: Dr. Campbell, a physicist, was the Non-Executive Chairman of the Webb Institute, Glen Cove, NY, an all scholarship college offering degrees exclusively in naval architecture and marine engineering, from November 2012 to October 2016. Dr. Campbell was the President of The Cooper Union for the Advancement of Science and Art, New York, NY, a college providing degrees in engineering, architecture, and fine arts, from July 2000 to June 2011. Dr. Campbell also held various research and development and management positions at AT&T Bell Laboratories. Dr. Campbell also served as President and Chief Executive Officer of NACME, Inc., a non-profit corporation focused on engineering education and science and technology policy.

Other Directorships: Dr. Campbell is a Trustee of Con Edison of New York and a Director of Barnes and Noble, Inc. Dr. Campbell is also a Director or Trustee of the Josiah Macy Foundation, The Mitre Corporation, Montefiore Medical Center (Emeritus), Rensselaer Polytechnic Institute, Institute of International Education, Inc., the U.S. Naval Academy Foundation and the Webb Institute.

Attributes and Skills: Dr. Campbell has experience leading premiere colleges and a non-profit corporation, with a focus on engineering and science. Dr. Campbell also has experience in management and research and development at a public company. Dr. Campbell’s experience from his leadership positions at the Webb Institute, The Cooper Union for the Advancement of Science and Art, AT&T Bell Laboratories, and NACME, Inc., and his service on other boards support the Board in its oversight of the Company’s operations and management activities.

Ellen V. Futter Director since: 1997 Age: 69 Board Committees: • Executive • Safety, Environment, Operations and Sustainability (Co-Chair)

Career Highlights: Ms. Futter has been the President of the American Museum of Natural History, New York, NY, since November 1993. Previously, Ms. Futter served as the President of Barnard College, New York, NY and was a corporate attorney at the law firm of Milbank, Tweed, Hadley & McCloy.

Other Directorships: Ms. Futter is a Trustee of Con Edison of New York and a Director of Evercore Inc. Ms. Futter served as a Director and Chairman of the Federal Reserve Bank of New York. Ms. Futter is a Director or Trustee of NYC & Company and the Brookings Institution and a Manager at the Memorial Sloan-Kettering Cancer Center.

Attributes and Skills: Ms. Futter has management and operations experience leading major New York not-for-profit entities that provide services to the public. Ms. Futter also has legal and financial experience. Ms. Futter’s experience from her leadership positions at the American Museum of Natural History and Barnard College and her legal experience support the Board in its oversight of the Company’s operations, planning and regulatory activities and the Company’s relationships with stakeholders.

8	CONSOLIDATED EDISON, INC.–Proxy Statement

ELECTION OF DIRECTORS

John F. Killian Director since: 2007 Age: 64 Board Committees: • Audit (Chair) • Corporate Governance and Nominating • Executive • Management Development and Compensation

Career Highlights: Mr. Killian was the Executive Vice President and Chief Financial Officer of Verizon Communications Inc., a telecommunications company, from March 2009 to November 2010. Mr. Killian was the President of Verizon Business, Basking Ridge, NJ from October 2005 until February 2009, the Senior Vice President and Chief Financial Officer of Verizon Telecom from June 2003 until October 2005, and the Senior Vice President and Controller of Verizon Corporation from April 2002 until June 2003. Mr. Killian also served in executive positions at Bell Atlantic and was the President and Chief Executive Officer of NYNEX CableComms Limited.

Other Directorships: Mr. Killian is a Trustee of Con Edison of New York and Goldman Sachs Trust II and a Director of Houghton Mifflin Harcourt Company. Mr. Killian also served as a Trustee and Chairman of the Board of Providence College.

Attributes and Skills: Mr. Killian has leadership experience at regulated consumer services companies, including experience with financial reporting and internal auditing. Mr. Killian’s experience from his leadership positions at Verizon Communications, Inc., Bell Atlantic and NYNEX CableComms Limited supports the Board in its oversight of the Company’s auditing, financial, operating, and strategic planning activities, and the Company’s relationships with stakeholders.

John McAvoy Director since: 2013 Age: 58 Board Committee: • Executive (Chair)

Career Highlights: Mr. McAvoy has been Chairman of the Board of the Company and Con Edison of New York since May 2014. Mr. McAvoy has been President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York since December 2013. Mr. McAvoy was President and Chief Executive Officer of Orange and Rockland Utilities, Inc. from January 2013 to December 2013. Mr. McAvoy was Senior Vice President of Central Operations for Con Edison of New York from February 2009 to December 2012. Mr. McAvoy joined Con Edison of New York in 1980.

Other Directorships: Mr. McAvoy is a Trustee of Con Edison of New York. Mr. McAvoy is also a Director or Trustee of the American Gas Association, the Edison Electric Institute, the Intrepid Sea, Air & Space Museum, the Mayor’s Fund to Advance New York City, the Partnership for New York City, Manhattan College, and the Electric Power Research Institute. Mr. McAvoy also served as a Director of the Business Council of New York State, Inc., and New York State Energy Research and Development Authority. Mr. McAvoy is also Chair of the Electricity Information Sharing and Analysis Center Members Executive Committee and Orange & Rockland.

Attributes and Skills: Mr. McAvoy has leadership, engineering, financial, and operations experience, as well as knowledge of the utility industry and the Company’s business. Mr. McAvoy’s experience from his leadership positions at the Company, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities, and the Company’s relationships with stakeholders.

CONSOLIDATED EDISON, INC.–Proxy Statement	9

ELECTION OF DIRECTORS

William J. Mulrow Director since: 2017 Age: 63 Board Committees: • Finance • Management Development and Compensation • Safety, Environment, Operations and Sustainability

Career Highlights: Mr. Mulrow is a Senior Advisory Director since May 2017 at The Blackstone Group, the world’s largest alternative asset management firm. Previously, he served as Secretary to New York State Governor Andrew Cuomo from January 2015 to April 2017, and was a Senior Managing Director at Blackstone from April 2011 to January 2015. From 2005 to 2011, he was a Director of Citigroup Global Markets Inc. Mr. Mulrow also held various management positions at Paladin Capital Group, Gabelli Asset Management, Inc., Rothschild Inc., and Donaldson, Lufkin & Jenrette Securities Corporation. In addition, Mr. Mulrow served in a number of other government positions including Chairman of the New York State Housing Finance Agency and State of New York Mortgage Agency.

Other Directorships: Mr. Mulrow is a Trustee of Con Edison of New York, and a Director of JBG Smith Properties since July 2017, and Titan Mining Corporation since 2018. Mr. Mulrow also served as a Director of Arizona Mining, Inc.

Attributes and Skills: Mr. Mulrow has business and leadership experience in both the public and the private sector. He also has financial, accounting and asset management experience from his leadership positions at Blackstone, New York State government, and his service on other boards which supports the Board in its oversight of the Company’s financial and strategic planning activities.

Armando J. Olivera Director since: 2014 Age: 69 Board Committees: • Audit • Finance • Safety, Environment, Operations and Sustainability (Co-Chair)

Career Highlights: Mr. Olivera was President of Florida Power & Light Company, an electric utility that is a subsidiary of a publicly traded energy company, from June 2003, and Chief Executive Officer from July 2008, until his retirement in May 2012. Mr. Olivera joined Florida Power & Light Company in 1972. Mr. Olivera also served as Chairman of the Boards of two non-profits: Florida Reliability Coordinating Council that focuses on the reliability and adequacy of bulk electricity in Florida, and Southeastern Electric Exchange that focuses on coordinating storm restoration services and enhancing operational and technical resources. Mr. Olivera is also a consultant to the Ridge Lane Sustainability Practice since 2018.

Other Directorships: Mr. Olivera is a Trustee of Con Edison of New York. Mr. Olivera also serves as a Director of Fluor Corporation and Lennar Corporation. During the past five years, Mr. Olivera served as a Director of AGL Resources, Inc. until July 2016. Mr. Olivera was also a Director of Florida Power & Light Company and a Trustee and Vice Chair of Miami Dade College. Mr. Olivera is Trustee Emeritus of Cornell University.

Attributes and Skills: Mr. Olivera has leadership, engineering, and operations experience, as well as knowledge of the utility industry. Mr. Olivera’s experience from his leadership positions at Florida Power & Light Company, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities. Mr. Olivera’s experiences as a consultant on sustainability supports the Board in its oversight of sustainability matters.

10	CONSOLIDATED EDISON, INC.–Proxy Statement

ELECTION OF DIRECTORS

Michael W. Ranger Director since: 2008 Age: 61 Board Committees: • Audit • Corporate Governance and Nominating (Chair and Lead Director) • Executive • Finance • Management Development and Compensation

Career Highlights: Mr. Ranger has been Senior Managing Director of Diamond Castle Holdings LLC, New York, NY, a private equity investment firm, since 2004 and Non-Executive Chairman of KDC Solar LLC since 2010. Mr. Ranger was an investment banker in the energy and power sector for twenty years, including at Credit Suisse First Boston, Donaldson, Lufkin and Jenrette, DLJ Global Energy Partners, and Drexel Burnham Lambert. Mr. Ranger was also a member of the Utility Banking Group at Bankers Trust.

Other Directorships: Mr. Ranger is a Trustee of Con Edison of New York and a Director of Covanta Holding Corporation. Mr. Ranger is also Chairman of the Board of Trustees and a Trustee of St. Lawrence University and a Director of KDC Solar LLC. Mr. Ranger also served as a Trustee of Morristown-Beard School through 2017 and Director of Bonten Media Group Inc. through 2017 and Professional Directional Enterprises, Inc. through 2018.

Attributes and Skills: Mr. Ranger has investment experience focusing on the energy and power sector, investment banking experience in the energy and power sector, and experience as a member of a utility banking group. Mr. Ranger’s experience from his investment activities in the energy and power sector and his service on other boards supports the Board in its oversight of the Company’s corporate governance and financial and strategic planning activities.

Linda S. Sanford Director since: 2015 Age: 66 Board Committees: • Audit • Corporate Governance and Nominating • Finance

Career Highlights: Ms. Sanford was Senior Vice President Enterprise Transformation, International Business Machines Corporation (IBM), a multinational technology and consulting corporation, from January 2003 to December 2014. Ms. Sanford joined IBM in 1975. Ms. Sanford was also a consultant to The Carlyle Group serving as an Operating Executive from 2015 to July 2018.

Other Directorships: Ms. Sanford is a Trustee of Con Edison of New York and a Director of Pitney Bowes Inc., and RELX PLC (formerly Reed Elsevier PLC). Ms. Sanford also served as a Director of ITT Corporation. Ms. Sanford is also a Director or Trustee of ION Group and New York Hall of Science. Ms. Sanford also serves as a Trustee Emeriti of St. John’s University and Rensselaer Polytechnic Institute. Ms. Sanford also served as a Director or Trustee of the Partnership for New York City through January 2015, the State University of New York through May 2015 and the Business Council of New York State through May 2015.

Attributes and Skills: Ms. Sanford has leadership experience at an international technology company, including experience with information technology, cybersecurity, manufacturing, customer relations, and corporate planning and transformation. Ms. Sanford’s experience from her leadership positions at IBM and her service on other boards supports the Board in its oversight of technology, relationship with stakeholders, and financial and strategic planning activities.

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ELECTION OF DIRECTORS

Deirdre Stanley Director since: 2017 Age: 54 Board Committees: • Corporate Governance and Nominating • Safety, Environment, Operations and Sustainability

Career Highlights: Ms. Stanley has been Executive Vice President and General Counsel to Thomson Reuters, a leading source of news and information for professional markets, since 2008 where she also currently serves as Corporate Secretary to the Board of Directors, chairs the Disclosure Committee, and oversees the company’s enterprise risk management process and reporting. Ms. Stanley was Senior Vice President and General Counsel to The Thomson Corporation from 2002 to 2008, when it combined with Reuters PLC to form Thomson Reuters. Prior to 2002, Ms. Stanley held various legal and senior executive positions at InterActive Corporation (previously USA Networks, Inc.) and GTE Corporation (a predecessor company to Verizon). She was also an attorney with the law firm of Cravath, Swaine & Moore.

Other Directorships: Ms. Stanley is a Trustee of Con Edison of New York. Ms. Stanley is also a Trustee of the Hospital for Special Surgery and a Director of The Dalton School and Refinitiv.

Attributes and Skills: Ms. Stanley has leadership, legal and operations experience at an international news and information company, including experience with mergers and acquisitions, corporate governance, and risk management. Ms. Stanley’s experience from her leadership positions at Thomson Reuters and InterActive Corporation, her legal experience and service on other boards support the Board in its oversight of the Company’s operations, risk management, strategic planning, and relationships with stakeholders.

L. Frederick Sutherland Director since: 2006 Age: 67 Board Committees: • Audit • Finance (Chair) • Management Development and Compensation

Career Highlights: Mr. Sutherland was the Executive Vice President and Chief Financial Officer of Aramark Corporation, Philadelphia, PA, a provider of food services, facilities management and uniform and career apparel, from 1997 to 2015. Prior to joining Aramark in 1980, Mr. Sutherland was Vice President, Corporate Banking, at Chase Manhattan Bank, New York, NY.

Other Directorships: Mr. Sutherland is a Trustee of Con Edison of New York and a Director of Colliers International Group Inc. and Sterling Talent Solutions. Mr. Sutherland is also Chairman of the Board of WHYY, Philadelphia’s public broadcast affiliate, Board President of Episcopal Community Services, a Philadelphia-based anti-poverty agency, a Trustee of Duke University, and a Trustee of Peoples Light, a non-profit theater.

Attributes and Skills: Mr. Sutherland has leadership experience at an international managed services company, including experience with financial reporting, internal auditing, mergers and acquisitions, financing, risk management, corporate compliance, and corporate planning. Mr. Sutherland also has corporate banking experience. Mr. Sutherland’s experience from his leadership positions at Aramark Corporation and Chase Manhattan Bank supports the Board in its oversight of the Company’s financial reporting, auditing, and strategic planning activities.

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THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS

MEETINGS AND BOARD MEMBERS’ ATTENDANCE

During 2018, the Board consisted of the following members: Vincent A. Calarco (until his retirement from the Board on May 21, 2018), George Campbell, Jr., Michael J. Del Giudice (until his retirement from the Board on January 18, 2018), Ellen V. Futter, John F. Killian, John McAvoy, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, Deirdre Stanley, and L. Frederick Sutherland. The Board of Directors held 11 meetings in 2018. At its meetings, the Board considers a wide variety of matters involving such things as the Company’s strategic planning, its financial condition and results of operations, its capital and operating budgets, personnel matters, succession planning, risk management, industry issues, accounting practices and disclosure, and corporate governance practices.

In accordance with the Company’s Corporate Governance Guidelines, the Chair of the Corporate Governance and Nominating Committee (Mr. Ranger) serves as independent Lead Director and, as such, chairs the executive sessions of the non-management Directors and the independent Directors. The Board routinely holds executive sessions at which only non-management Directors are present, and the independent Directors meet in executive session at least once a year. The Company’s independent Directors met three times in executive session and the non-management Directors met eight times in executive session during 2018.

During 2018, each current member of the Board attended more than 75% of the combined meetings of the Board of Directors and the Board Committees on which he or she served held during the period that he or she served. Directors are expected to attend the Annual Meeting. All of the Directors who then served on the Board attended the 2018 annual meeting of stockholders.

CORPORATE GOVERNANCE

The Company’s corporate governance documents, including its Corporate Governance Guidelines, the charters of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees, and the Standards of Business Conduct, are available on the Company’s website at conedison.com/shareholders. The Standards of Business Conduct apply to all Directors, officers and employees. The Company intends to post on its website at conedison.com/shareholders amendments to its Standards of Business Conduct and a description of any waiver from a provision of the Standards of Business Conduct granted by the Board to any Director or executive officer of the Company within four business days after such amendment or waiver. To date, there have been no such waivers.

LEADERSHIP STRUCTURE

The Board consists of a substantial majority of independent Directors. (See “The Board of Directors—Board Members’ Independence” on pages 14 to 15.) As discussed in the Corporate Governance Guidelines, the Board selects the Company’s chief executive officer and chairman of the Board in the manner that it determines to be in the best interest of the Company’s stockholders. The Company’s leadership structure combines the roles of the chairman and chief executive officer. The Board believes that this leadership structure is appropriate for the Company due to a variety of factors, including Mr. McAvoy’s long-standing knowledge of the Company and the utility industry, and his extensive engineering, financial, and operations experience.

The Board has an independent Lead Director who is the Chair of the Corporate Governance and Nominating Committee. The Corporate Governance Guidelines provide that the Lead Director: (i) acts as a liaison between the independent Directors and the Company’s management; (ii) chairs the executive sessions of non-management and independent Directors and has the authority to call additional executive sessions as appropriate; (iii) chairs Board meetings in the Chairman’s absence; (iv) coordinates with the Chairman on agendas and schedules for Board meetings, information flow to the Board, and other matters pertinent to the Company and the Board; and (v) is available for consultation and communication with major stockholders as appropriate.

Pursuant to the Company’s Corporate Governance Guidelines, the Board has oversight responsibility for reviewing the Company’s strategic plans, objectives and risks. Each of the standing committees of the Board, other than the Executive Committee, is chaired by non-management Directors. (See “The Board of Directors—Standing Committees of the Board” on pages 15 to 18).

RISK OVERSIGHT

The Board’s primary function is one of oversight. In connection with its oversight function, the Board oversees the Company’s

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THE BOARD OF DIRECTORS

policies and procedures for managing risk. The Board administers its risk oversight function primarily through its Committees that report to the Board.

Board Committees have assumed oversight of various risks that have been identified through the Company’s enterprise risk management program. The Audit Committee reviews the Company’s risk assessment and risk management policies and reports to the Board on the Company’s risk management program. Management regularly provides reports to the Board and its Committees concerning risks identified through the Company’s enterprise risk management program. Cybersecurity has been identified as a key enterprise risk for the Company. An annual presentation on cybersecurity risks continues to be provided to the Board and the Audit Committee has commenced reviewing more in-depth cybersecurity matters on a semi-annual basis. In addition, the Board receives regular updates as to cybersecurity risks from management.

PROXY ACCESS

The Company developed and implemented a proxy access framework that allows a stockholder or a group of up to 20 stockholders who have owned at least three percent (3%) of the outstanding shares of the Company for at least three years to submit nominees for up to twenty percent (20%) of the Board, or two nominees, whichever is greater, for inclusion in the Company’s Proxy Statement and form of proxy, subject to complying with the requirements identified in the Company’s By-laws.

RELATED PERSON TRANSACTIONS AND POLICY

The Company has adopted a written policy for approval of transactions between the Company and its Directors, Director nominees, executive officers, greater-than-five-percent (5%) beneficial owners, and their respective immediate family members, where the amount involved in the transaction since the beginning of the Company’s last completed fiscal year exceeds or is expected to exceed $100,000.

The policy provides that the Corporate Governance and Nominating Committee review certain transactions subject to the policy and determine whether or not to approve or ratify those transactions. In doing so, the Corporate Governance and Nominating Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chair of the Corporate Governance and Nominating Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1.0 million. A summary of any new transactions pre-approved by the Chair is provided to the full Corporate Governance and Nominating Committee for its review in connection with a regularly scheduled committee meeting.

The Corporate Governance and Nominating Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

(i)	business transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer), if the amount of business falls below the thresholds in the New York Stock Exchange’s listing standards and the Company’s Director independence standards; and

(ii)	contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) if the aggregate amount involved is less than both $1.0 million and two percent (2%) of the organization’s consolidated gross annual revenues.

In 2018, Ellen V. Futter’s brother received approximately $135,200 for providing legal services to Con Edison of New York and is providing legal services in 2019. The provision of these services by Ms. Futter’s brother was approved by the Committee.

BOARD MEMBERS’ INDEPENDENCE

The Company’s Corporate Governance Guidelines provide that the Board of Directors consist of a substantial majority of Directors who meet the New York Stock Exchange definition of independence, as determined by the Board in accordance with the standards described in the Guidelines below. The Board of Directors has affirmatively determined that the following Directors are “independent” as defined in the New York Stock Exchange’s listing standards: George Campbell, Jr., John F. Killian, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, Deirdre Stanley, and L. Frederick Sutherland. The Board monitors the independence of its members on an ongoing basis using standards set forth in the Company’s Corporate Governance Guidelines.

To assist it in making determinations of Director independence, the Board has adopted independence standards, which are set forth in its Corporate Governance Guidelines, available on the Company’s website at conedison.com/shareholders. Under these standards, the

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THE BOARD OF DIRECTORS

Board has determined that each of the following relationships is categorically immaterial and therefore, by itself, does not preclude a Director from being independent:

(i)	(a) the Director has an immediate family member who is a current employee of the Company’s internal or external auditor, but the immediate family member does not personally work on the Company’s audit; or (b) the Director or an immediate family member was, within the last three years, a partner or employee of such a firm but no longer works at the firm and did not personally work on the Company’s audit within that time;

(ii)	the Director or an immediate family member is, or has been within the last three years, employed at another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee, but the Director or the Director’s immediate family member is not an executive officer of the other company and his or her compensation is not determined or reviewed by that company’s compensation committee;

(iii)	the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(iv)	the Director is a partner or the owner of five percent (5%) or more of the voting stock of another company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(v)	the Director is a partner, the owner of five percent (5%) or more of the voting stock or an executive officer of another company which is indebted to the Company, or to which the Company is indebted, but the total amount of the indebtedness in each of the last three fiscal years was less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater; and

(vi)	the Director or an immediate family member is a director or an executive officer of a non-profit organization to which the Company has made contributions in any of the last three fiscal years, but the Company’s total contributions to the organization in each year were less than $1.0 million, or two percent (2%) of such organization’s consolidated gross revenues, whichever is greater.

STANDING COMMITTEES OF THE BOARD

Audit Committee

The Audit Committee, currently John F. Killian (Chair), Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, and L. Frederick Sutherland, is composed of five independent Directors. The Audit Committee is directly responsible for the appointment of the independent accountants for the Company, subject to stockholder ratification at the Annual Meeting. The Audit Committee has appointed PwC as the Company’s independent accountants for the fiscal year 2019. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future selection of independent accountants.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants for the Company. The Audit Committee reviews the proposed auditing and non-audit fees and approves in advance the proposed auditing and non-audit services associated with the Company’s retention of the independent accountants. Every five years, the Audit Committee evaluates whether it is appropriate to rotate the Company’s independent accountants and, in conjunction with mandatory rotation of the lead engagement partner, the Audit Committee is directly involved in selecting the lead engagement partner of the independent accountants. The Audit Committee meets with the Company’s management, including Con Edison of New York’s General Auditor, the General Counsel, and the Company’s independent accountants, several times a year to discuss internal controls and accounting matters, the Company’s financial statements, filings with the Securities and Exchange Commission, earnings press releases and the scope and results of the auditing programs of the independent accountants and of Con Edison of New York’s internal auditing department. The Audit Committee also oversees the Company’s risk assessment and risk management policies, and the Company’s management of risks relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program.

Each member of the Audit Committee is “independent” as defined in the New York Stock Exchange’s listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The Board of Directors of the Company has determined that each

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THE BOARD OF DIRECTORS

of John F. Killian, Armando J. Olivera, Michael W. Ranger, and L. Frederick Sutherland is an “audit committee financial expert” as the term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. The Audit Committee held six meetings in 2018.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, currently Michael W. Ranger, Chair, George Campbell, Jr., John F. Killian, Linda S. Sanford, and Deirdre Stanley, is composed of five independent Directors. The Corporate Governance and Nominating Committee annually evaluates each Director’s individual performance when considering whether to nominate the Director for re-election to the Board and is responsible for recommending candidates to fill vacancies on the Board. In addition, the Corporate Governance and Nominating Committee assists with respect to the composition and size of the Board and of all Committees of the Board. The Corporate Governance and Nominating Committee also makes recommendations to the Board as to the compensation of Board members, as well as other corporate governance matters, including Board independence criteria and determinations and corporate governance guidelines. Additionally, the Corporate Governance and Nominating Committee oversees the Company’s management of risks relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program.

Among its duties, the Corporate Governance and Nominating Committee reviews the skills and characteristics of Director candidates, including their independence, integrity, judgment, business experience, areas of expertise and availability for service, factors relating to the composition of the Board (including its size and structure) and the Company’s principles of diversity.

The Corporate Governance and Nominating Committee has the authority under its charter to hire advisors to assist it in its decisions. The Corporate Governance and Nominating Committee identifies director candidates through a variety of means, including professional search firms, recommendations from members of the Board, suggestions from senior management, and submissions by the Company’s stockholders. When using a professional search firm, the firm assists in developing criteria for potential Board members to complement the Board’s existing strengths. Based on such criteria, the firm also provides, for review and consideration, lists of potential candidates with background information. After consulting with the Corporate Governance and Nominating Committee, the firm further screens and interviews candidates as directed to determine their qualifications, interest and any potential conflicts of interest and provides its results to the Committee. The Corporate Governance and Nominating Committee also considers candidates recommended by stockholders. There are no differences in the manner in which the Corporate Governance and Nominating Committee will evaluate candidates recommended by stockholders versus those recommended through other means. The Corporate Governance and Nominating Committee will make an initial determination as to whether a particular candidate meets the Company’s criteria for Board membership, and will then further consider candidates that do. Stockholder recommendations for candidates, accompanied by biographical material for evaluation, may be sent to the Vice President and Corporate Secretary of the Company. Each recommendation should include information as to the qualifications of the candidate and should be accompanied by a written statement (presented to the Vice President and Corporate Secretary of the Company) from the suggested candidate to the effect that the candidate is willing to serve.

The Corporate Governance and Nominating Committee has also retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to provide information, analyses, and objective advice regarding director compensation. The Corporate Governance and Nominating Committee directs Mercer to: (i) assist it by providing competitive market information on the design of the director compensation program; (ii) advise it on the design of the director compensation program and also provide advice on the administration of the program; and (iii) brief it on director compensation trends among the Company’s compensation peer group and broader industry. The Board members, including the chief executive officer, consider the recommendations of the Corporate Governance and Nominating Committee. The decisions may reflect factors and considerations in addition to the information and advice provided by Mercer. All of the members of the Corporate Governance and Nominating Committee are “independent” as defined in the New York Stock Exchange’s listing standards. The Corporate Governance and Nominating Committee held four meetings in 2018.

Environment, Health and Safety Committee

Effective December 31, 2018, the Board of Directors dissolved the Environment, Health and Safety Committee as a standing committee of the Board. The duties and responsibilities of the Environment, Health and Safety Committee were merged with the duties and responsibilities of the Operations Oversight Committee and a new standing committee was formed effective January 1, 2019–the Safety, Environment, Operations and Sustainability Committee. The Environment, Health and

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THE BOARD OF DIRECTORS

Safety Committee provided advice and counsel to the Company’s management on corporate environment, health and safety policies and on such other environment, health, safety, and sustainability matters as it from time to time deemed appropriate.

The Environment, Health and Safety Committee also reviewed significant issues identified by management relating to the Company’s environment, health, and safety programs and its compliance with environment, health, and safety laws and regulations, and made such other reviews and recommended to the Board such other actions as it deemed necessary or desirable to help promote sound planning by the Company with due regard to the protection of the environment, health, and safety. Additionally, the Environment, Health and Safety Committee oversaw the Company’s management of risks relating to its duties and responsibilities that were identified through the Company’s enterprise risk management program. Immediately prior to its dissolution, the Environment, Health and Safety Committee was composed of four non-management Directors–Ellen V. Futter, Chair, William J. Mulrow, Linda S. Sanford, and Deirdre Stanley. The Environment, Health and Safety Committee held four meetings in 2018.

Executive Committee

The Executive Committee, currently John McAvoy, Chair, and four Directors (three of whom are independent), George Campbell, Jr., Ellen V. Futter, John F. Killian, and Michael W. Ranger, may exercise, during intervals between the meetings of the Board, all the powers vested in the Board, except for certain specified matters. No meetings of the Executive Committee were held in 2018.

Finance Committee

The Finance Committee, currently L. Frederick Sutherland, Chair, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, and Linda S. Sanford, is composed of five independent Directors. The Finance Committee reviews and makes recommendations to the Board with respect to the Company’s financial condition and policies, capital and operating budgets, financial forecasts, major contracts and real estate transactions, financings, investments, bank credit arrangements, its dividend policy, strategic business plan, litigation, and other financial matters. Additionally, the Finance Committee oversees the Company’s management of risks, relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program. The Finance Committee held nine meetings in 2018.

Management Development and Compensation Committee

The Management Development and Compensation Committee (the “Compensation Committee”), currently George Campbell, Jr., Chair, John F. Killian, William J. Mulrow, Michael W. Ranger, and L. Frederick Sutherland, is composed of five independent Directors. The Compensation Committee makes recommendations to the Board relating to officer and senior management appointments. The Compensation Committee also establishes and oversees the Company’s executive compensation and welfare benefit plans and policies, administers its equity plans and annual incentive plan and reviews and approves annually compensation relating to the Named Executive Officers under the Company’s executive compensation program, with the exception of the salary of the President and Chief Executive Officer of Orange & Rockland which is approved by the Board of Directors of Orange & Rockland. Additionally, the Compensation Committee oversees the Company’s management of risks, relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program.

The Compensation Committee has the authority, under its charter, to engage the services of outside advisors, experts, and others to assist it. The Compensation Committee engages Mercer to provide information, analyses, and objective advice regarding executive compensation. The Compensation Committee directs Mercer to: (i) assist it in the development and assessment of the compensation peer group for the purposes of providing competitive market information for the design of the executive compensation program; (ii) compare the Company’s chief executive officer’s base salary, annual incentive and long-term incentive compensation to that of the chief executive officers of the identified compensation peer group and broader industry; (iii) advise it on the officers’ base salaries and target award levels within the annual and long-term incentive plans; (iv) advise it on the design of the Company’s annual and long-term incentive plans and on the administration of the plans; (v) brief it on executive compensation trends among the Company’s compensation peer group and broader industry; and (vi) assist with the preparation of the Compensation Discussion and Analysis for this Proxy Statement. The Compensation Committee held five meetings in 2018 and Mercer attended three meetings.

For a discussion of the role of the Compensation Committee and information about the Company’s processes and procedures for the consideration and determination of executive compensation, see the “Compensation Discussion and Analysis” beginning on page 28.

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THE BOARD OF DIRECTORS

In addition, the Compensation Committee also reviews and makes recommendations as necessary to provide for orderly succession and transition in the senior management of the Company and receives reports and makes recommendations with respect to minority and female recruitment, employment and promotion.

The Compensation Committee also oversees and makes recommendations to the Board with respect to the Company’s compliance with the Employee Retirement Income Security Act of 1974 (“ERISA”), and reviews and makes recommendations with respect to benefit plans and plan amendments, the selection of plan trustees and the funding policy and contributions to the funded plans, and reviews the performance of the funded plans.

Each of the members of the Compensation Committee is “independent,” as defined in the New York Stock Exchange’s listing standards under Rule 10C-1 of the Securities Exchange Act of 1934, and meets the “outside director” criteria of Section 162(m) of the Internal Revenue Code and the “Non-Employee” Director criteria of Rule 16b-3 under the Securities Exchange Act of 1934.

Operations Oversight Committee

Effective December 31, 2018, the Board of Directors dissolved the Operations Oversight Committee as a standing committee of the Board. The duties and responsibilities of the Operations Oversight Committee were merged with the duties and responsibilities of the Environment, Health and Safety Committee and a new standing committee was formed effective January 1, 2019–the Safety, Environment, Operations and Sustainability Committee. The Operations Oversight Committee oversaw the Company’s efforts relating to the Company’s operating systems and their impact on the customer. The Operations Oversight Committee also reviewed significant issues identified by the Company relating to the Company’s subsidiaries’ operating systems and their impact on the customer. The Operations Oversight Committee also reviewed the compliance of the Company’s subsidiaries’ operating systems with laws and regulations and the Company’s corporate policies and procedures, as it deemed necessary or appropriate. Additionally, the Operations Oversight Committee oversaw the Company’s management of risks relating to its duties and responsibilities that were identified through the Company’s enterprise risk management program. Immediately prior to its dissolution, the Operations Oversight Committee was composed of four non-management Directors–Armando J. Olivera, Chair, George Campbell,

Jr., Ellen V. Futter, and Deirdre Stanley. The Operations Oversight Committee held four meetings in 2018.

Safety, Environment, Operations and Sustainability Committee

Effective January 1, 2019, the Board of Directors established the Safety, Environment, Operations and Sustainability Committee as a standing committee of the Board. The Safety, Environment, Operations and Sustainability Committee, currently Ellen V. Futter, Co-Chair, Armando J. Olivera, Co-Chair, George Campbell, Jr., William J. Mulrow, and Deirdre Stanley, is composed of five non-management Directors. The Safety, Environment, Operations and Sustainability Committee oversees the Company’s efforts relating to corporate responsibility and sustainability, which includes operating in a safe, environmentally sensitive and socially responsible manner, guarding the health and safety of Company employees and the public, supporting the development and success of Company employees, delivering value to customers and fostering growth to meet the expectations of investors. The Safety, Environment, Operations and Sustainability Committee reviews significant issues identified by the Company relating to: (i) the Company’s subsidiaries’ environment, health, and safety programs and their compliance with environment, health, and safety laws and regulations, and the Company’s corporate environment, health, and safety policies and procedures, as may be necessary or appropriate; (ii) the Company’s subsidiaries’ operating systems, the operating systems’ impact on the customer, and the operating systems’ compliance with laws and regulations and the Company’s corporate policies and procedures, as may be necessary or appropriate; and (iii) the Company’s subsidiaries’ sustainability priorities, initiatives, and strategies. Additionally, the Safety, Environment, Operations and Sustainability Committee oversees the Company’s management of risks relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program.

COMPENSATION CONSULTANT DISCLOSURE

The Compensation Committee has retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to assist with its responsibilities related to the Company’s executive compensation programs and the Corporate Governance and Nominating Committee has retained Mercer to assist with its responsibilities related to the director compensation program, including the design and structure of the Company’s long term incentive plan. Mercer’s fees for

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THE BOARD OF DIRECTORS

executive and director compensation consulting to the committees in 2018 were approximately $510,340.

During 2018, the Company retained Marsh & McLennan affiliates (other than Mercer) to provide services, unrelated to executive compensation. These services were approved by the Company’s management. The aggregate fees paid for these other services, which include auction services, compensation planning surveys, and employee benefit guides, were approximately $45,050.

The Compensation Committee considered the independence of Mercer under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Compensation Committee concluded that the services provided by the Marsh & McLennan affiliates (other than Mercer) did not raise any conflicts of interest and did not impair Mercer’s ability to provide independent advice to the Compensation Committee concerning executive or director compensation matters.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

George Campbell, Jr. (Chair), John F. Killian, William J. Mulrow, Michael W. Ranger, and L. Frederick Sutherland were on the Company’s Compensation Committee during 2018. The Company believes that there are no interlocks with the members of the Compensation Committee.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Interested parties may communicate directly with the members of the Company’s Board of Directors, including the non-management Directors as a group, by writing to them, care of the Company’s Vice President and Corporate Secretary, at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. The Vice President and Corporate Secretary will forward communications to the Director or the Directors indicated.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

OVERVIEW

The Corporate Governance and Nominating Committee reviews director compensation bi-annually. The Corporate Governance and Nominating Committee considers information, analyses, and objective advice regarding director compensation provided by Mercer. Director compensation is assessed relative to the Company’s compensation peer group (the same group used to evaluate executive compensation), general industry trends, and the total cost of governance. The Board reviews the recommendations of the Corporate Governance and Nominating Committee when determining whether changes, if any, will be made.

In February 2018, as part of its review of Director compensation, the Corporate Governance and Nominating Committee requested that Mercer conduct an in-depth analysis of each element of compensation and the compensation program structure relative to the compensation peer group. Mercer’s review found that Committee member meeting fees were on the decline for the assessment group as companies focused more on compensating Directors for their expertise than their time. Following the recommendation of the Corporate Governance and Nominating Committee, effective April 1, 2018, the Board approved the elimination of Committee member meeting fees and an increase to the stock ownership guidelines. Certain retainers and the value of the annual equity award were increased to replace the Committee member meeting fees.

In November 2018, the Board dissolved two committees effective December 31, 2018 and established a new committee effective January 1, 2019. In connection with these committee changes, the Corporate Governance and Nominating Committee requested that Mercer conduct a second, limited analysis of committee chair retainers relative to the compensation peer group. Mercer’s review found that the amount of the retainer provided to the Chair of the Finance Committee was below the median paid to non-employee directors in the assessment group. Following the recommendation of the Corporate Governance and Nominating Committee, effective January 1, 2019, the Board approved an annual retainer for the Chair of the newly established Safety, Environment, Operations and Sustainability Committee of $15,000 (or $7,500 for each Co-Chair) and an increase to the annual retainer for the Chair of the Finance Committee to $15,000 (from $5,000). Compensation for individual Directors approximates the median of compensation for Directors in similar positions at the compensation peer group.

ELEMENTS OF COMPENSATION

In 2018, non-employee Directors were eligible to receive the following:

Amount
($)
Annual Retainer(1)	115,000
Lead Director Retainer	35,000
Chair of Audit Committee Retainer(2)	30,000
Member of Audit Committee Retainer (excluding the Audit Committee Chair)(3)	15,000
Chair of Corporate Governance and Nominating Committee Retainer(4)	15,000
Chair of Management Development and Compensation Committee Retainer	15,000
Retainer for Chairs of: Environment, Health and Safety Committee; Finance Committee; and Operations Oversight Committee	5,000
Acting Committee Chair Fee (where the regular Chair is absent)	200
Audit Committee member fee (for each meeting of the Audit Committee attended)(5)	2,000
Committee member meeting fee (for each Committee meeting attended)(5)	1,500
Annual equity award (deferred stock units)(6)	150,000

Footnotes:

(1)	Effective April 1, 2018, the annual retainer was increased from $100,000 to $115,000.
(2)	Effective April 1, 2018, the annual retainer for the Chair of the Audit Committee was increased from $25,000 to $30,000.
(3)	Effective April 1, 2018, the annual retainer for the members of the Audit Committee (excluding the Chair of the Audit Committee) was increased from $10,000 to $15,000.
(4)	Effective April 1, 2018, the annual retainer for the Chair of the Corporate Governance and Nominating Committee was increased from $10,000 to $15,000.
(5)	Effective April 1, 2018, all Committee member meeting fees were eliminated.
(6)	Effective April 1, 2018, the annual equity award was increased from $135,000 to $150,000.

In 2018, the Company reimbursed non-employee Directors for reasonable expenses incurred in attending Board and Committee meetings.

No person who served on both the Company Board and on the Board of its subsidiary, Con Edison of New York, and corresponding Committees, was paid additional compensation for concurrent service. Directors who are employees of the

20	CONSOLIDATED EDISON, INC.–Proxy Statement

DIRECTOR COMPENSATION

Company or its subsidiaries do not receive retainers, meeting fees, or annual equity awards for their service on the Board.

STOCK OWNERSHIP GUIDELINES

The Company has stock ownership guidelines for non-employee Directors which provide that, within five years of joining the Board, each Director should own, and continue to hold during his or her tenure on the Board, shares (including stock equivalents and restricted stock units) with a value (measured at the time the shares are acquired) equal to five times (increased in 2018 from four times) the annual retainer (not including committee and/or committee chair fees) paid to such Director during the previous fiscal year. As of December 31, 2018, all Directors have either exceeded their stock ownership guideline requirement or are making satisfactory progress towards meeting the requirement.

LONG TERM INCENTIVE PLAN

Non-employee Directors participate in the Company’s long term incentive plan. Pursuant to the long term incentive plan, each non-employee Director then serving was allocated an annual equity award of $150,000 of deferred stock units on the first business day following the 2018 Annual Meeting (increased from $135,000 effective April 1, 2018). If a non-employee Director is first appointed to the Board after an annual meeting, his or her first annual equity award will be prorated.

Settlement of the 2018 annual equity awards of stock units was automatically deferred until the Director’s termination of service from the Board of Directors. Each non-employee Director may elect to receive some or all of his or her 2018 annual equity awards of stock units on another date or to further defer any other prior annual equity award of stock units, including any related dividend equivalents earned on such prior annual equity awards of stock units.

Each non-employee Director may also elect to defer all or a portion of his or her 2018 retainers and meeting fees into additional deferred stock units, which are deferred until the Director’s termination of service.

Dividend equivalents are payable on 2018 deferred stock units in the amount and at the time that dividends are paid on Company Common Stock and are credited in the form of additional deferred stock units which are fully vested as of the date the dividends would have been paid to the Director or, at the Director’s option, are paid in cash.

All payments on account of deferred stock units will be made in shares of Company Common Stock. The long term incentive plan provides that cash compensation deferred into stock units, annual equity awards, and dividend equivalents granted to non-employee Directors that are credited in the form of additional deferred stock units, are fully vested, and payable in a single one-time payment of whole shares (rounded to the nearest whole share) within 60 days following separation from Board service, unless the Director elected to defer distribution to another date.

STOCK PURCHASE PLAN

Directors are eligible to participate in the stock purchase plan, which is described in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

CONSOLIDATED EDISON, INC.–Proxy Statement	21

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation for the members of the Company’s Board of Directors for the fiscal year ended December 31, 2018.

	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)		Total
Name	($)	($)	($)		($)
Vincent A. Calarco(3)	58,066	—	—		58,066
George Campbell, Jr.	132,250	150,000	5,000	(4)	287,250
Michael J. Del Giudice(3)	7,682	—	—		7,682
Ellen V. Futter	119,250	150,000	5,000		274,250
John F. Killian	140,689	150,000	—		290,689
John McAvoy(5)	—	—	—		—
William J. Mulrow	115,750	150,000	10,000	(4)	275,750
Armando J. Olivera	131,690	150,000	—		281,690
Michael W. Ranger	179,750	150,000	—		329,750
Linda S. Sanford	117,250	150,000	—		267,250
Deirdre Stanley	117,250	150,000	—		267,250
L. Frederick Sutherland	135,000	150,000	—		285,000

Footnotes:

(1)	On May 22, 2018, each of the non-employee Directors elected at the 2018 Annual Meeting received a grant of 2,031 stock units valued at $73.84 per share, the equivalent of $150,000. The stock units were fully vested at the time of grant. Pursuant to the Company’s long term incentive plan, and as indicated in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, the stock units are valued in accordance with FASB ASC Topic 718. The aggregate number of stock units for each non-employee director as of December 31, 2018 is as follows: Mr. Calarco—0; Dr. Campbell—38,277; Mr. Del Giudice—1,664; Ms. Futter—32,857; Mr. Killian—24,571; Mr. Mulrow—2,888; Mr. Olivera—11,369; Mr. Ranger—53,020; Ms. Sanford—8,832; Ms. Stanley—4,583, and Mr. Sutherland—53,956.
(2)	The “All Other Compensation” column includes matching contributions made by the Company to qualified institutions under its matching gift program. All directors and employees are eligible to participate in this program. Under the Company’s matching gift program, the Company matches up to a total of $5,000 per eligible participant on a one-for-one basis to qualified institutions per calendar year.
(3)	Messrs. Calarco and Del Giudice served as members of the Board of Directors until May 21, 2018 and January 18, 2018, respectively.
(4)	The amounts reported in the “All Other Compensation” column include amounts matched by the Company at the end of 2017 and paid in 2018 under the Company’s matching gift program.
(5)	Mr. McAvoy did not receive any director compensation because he is an employee of the Company.

22	CONSOLIDATED EDISON, INC.–Proxy Statement

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table provides, as of February 28, 2019, the amount of shares of the Company’s Common Stock beneficially owned by each Director, each Named Executive Officer, and by all Directors and executive officers of the Company as a group, and information about the amount of their other Company equity-based holdings.

Name	Shares Beneficially Owned(1)	Other Equity-Based Holdings(2)	Total(3)
	(#)	(#)	(#)
Vincent A. Calarco(4)	—	—	—
George Campbell, Jr.	28,416	13,911	42,327
Michael J. Del Giudice(5)	—	1,665	1,665
Ellen V. Futter	27,479	7,724	35,203
John F. Killian	15,290	9,281	24,571
William J. Mulrow	—	2,888	2,888
Armando J. Olivera	11,869	—	11,869
Michael W. Ranger	53,020	—	53,020
Linda S. Sanford	11,232	—	11,232
Deirdre Stanley	—	4,583	4,583
L. Frederick Sutherland	50,917	7,039	57,956
John McAvoy	8,439	120,685	129,124
Robert Hoglund	9,007	30,000	39,007
Timothy P. Cawley	2,905	11,618	14,523
Elizabeth D. Moore	2,876	37,879	40,755
Robert Sanchez	2,567	—	2,567
Directors and Executive Officers as a group, including the above-named persons (24 persons)	245,829	323,864	569,693

Footnotes:

(1)	The number of shares shown includes shares of Company Common Stock that are individually or jointly owned, as well as shares over which the individual has sole or shared investment or sole or shared voting power. The number of shares shown also includes vested stock units, as to which the individual may obtain investment or voting power within 60 days following separation from service: Mr. Calarco—0; Dr. Campbell—24,366; Mr. Del Giudice—0; Ms. Futter—25,133; Mr. Killian—15,290; Mr. Mulrow—0; Mr. Olivera—11,369; Mr. Ranger—53,020; Ms. Sanford—8,832; Ms. Stanley—0; Mr. Sutherland—46,917; Mr. McAvoy—0; Mr. Hoglund—0; Mr. Cawley—0; Ms. Moore—0; Mr. Sanchez—0; and directors and executive officers as a group—184,927.
(2)	Represents vested stock units, as to which the individual may not, within 60 days after February 28, 2019, obtain investment or voting power.
(3)	As of February 28, 2019, ownership was, in each case, less than one percent (1%) of the outstanding 321,141,148 shares.
(4)	Mr. Calarco retired effective May 21, 2018. On May 25, 2018, the Company distributed 36,918 shares of Company Common Stock to Mr. Calarco pursuant to his deferral elections under the long term incentive plan.
(5)	Mr. Del Giudice retired effective January 18, 2018. On January 19, 2018, the Company distributed 45,817 shares of Company Common Stock to Mr. Del Giudice pursuant to his deferral elections under the long term incentive plan.

CONSOLIDATED EDISON, INC.–Proxy Statement	23

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table provides information, as of December 31, 2018, with respect to persons who are known to the Company to beneficially own more than five percent (5%) of Company Common Stock.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class
	(#)		(%)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	28,920,573	(1)	9.30
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	25,320,457	(2)	7.78
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	19,208,542	(3)	6.20

Footnotes:

(1)	BlackRock, Inc. stated in its Schedule 13G/A, filed on February 4, 2019 with the Securities and Exchange Commission, that it has sole voting power for 24,797,804 of these shares and sole dispositive power for 28,920,573 of these shares.
(2)	The Vanguard Group stated in its Schedule 13G/A, filed on February 11, 2019 with the Securities and Exchange Commission, that it has sole voting power for 419,553 of these shares, shared voting power for 219,083 of these shares, sole dispositive power for 24,749,579 of these shares, and shared dispositive power for 570,878 of these shares.
(3)	State Street Corporation stated in its Schedule 13G, filed on February 14, 2019 with the Securities and Exchange Commission, that it has shared voting power for 17,509,208 of these shares and shared dispositive power for 19,204,187 of these shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Directors and executive officers of the Company to file reports of ownership and changes in ownership of the equity securities of the Company and its subsidiaries with the Securities and Exchange Commission and to furnish copies of these reports to the Company, within specified time limits. Based upon its review of the reports furnished to the Company for 2018 pursuant to Section 16(a) of the Act, the Company believes that all of the reports were filed on a timely basis.

24	CONSOLIDATED EDISON, INC.–Proxy Statement

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

INDEPENDENT ACCOUNTANTS RATIFICATION

PROPOSAL NO. 2    RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

At the Annual Meeting, as a matter of sound corporate governance, stockholders will be asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as independent accountants for the Company for 2019. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future appointment of independent accountants.

PwC has acted as independent accountants for the Company for many years. The Audit Committee considered PwC’s qualifications in determining whether to appoint PwC as independent accountants for 2019. The Audit Committee reviewed PwC’s performance, as well as PwC’s reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee also reviewed a report provided by PwC regarding its quality controls, inquiries or investigations by governmental or professional authorities and independence. (See “Audit Committee Matters” on page 26.) Based on this review, the Audit Committee believes that the appointment of PwC as independent accountants for the Company for 2019 is in the best interests of the Company and its stockholders.

Representatives of PwC will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board Recommends a Vote FOR Proposal No. 2.

Ratification of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy. Abstentions are voted neither “for” nor “against,” and have no effect on the vote. Broker non-votes are voted “for” the proposal.

CONSOLIDATED EDISON, INC.–Proxy Statement	25

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE REPORT

The Company’s Audit Committee is composed of five directors, all of whom meet the qualifications required by the New York Stock Exchange and Securities and Exchange Commission, and the Company’s Corporate Governance Guidelines. The Audit Committee operates under a written charter adopted by the Board of Directors that is available on the Company’s website.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2018. The Audit Committee has also discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with PwC its independence and qualifications. The Audit Committee also considered whether PwC’s provision of limited tax and non-audit services to the Company is compatible with PwC’s independence and concluded that it was.

Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Audit Committee:

John F. Killian (Chair)

Armando J. Olivera

Michael W. Ranger

Linda S. Sanford

L. Frederick Sutherland

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Fees paid or payable to PwC for services related to 2018 and 2017 are as follows:

	2018	2017
	($)	($)
Audit Fees	6,207,045	5,400,697
Audit-Related Fees(a)	1,432,228	1,487,246
TOTAL	7,639,273	6,887,943

Footnote:

(a)	Relates to assurance and related service fees that are reasonably related to the performance of the annual audit or quarterly reviews of the Company’s financial statements that are not specifically deemed “Audit Services.” The major items included in Audit-Related Fees in 2018 and 2017 are fees for reviews of system implementations and internal controls of the regulated entities and fees for audits of various solar projects of the Con Edison Clean Energy Businesses.

The Audit Committee, or as delegated by the Audit Committee, the Chair of the Committee, approves in advance each auditing service and non-audit service permitted by applicable laws and regulations, including tax services, to be provided to the Company and its subsidiaries by its independent accountants.

26	CONSOLIDATED EDISON, INC.–Proxy Statement

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

ADVISORY VOTE

PROPOSAL NO. 3    ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Company values the opinions of its stockholders, and in accordance with Section 14A of the Securities Exchange Act of 1934, the stockholders have the opportunity to approve, on an advisory basis, the compensation of the Named Executive Officers (commonly referred to as a “say on pay” vote) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, the related compensation disclosure tables, and the narrative discussion that accompanies the compensation disclosure tables on pages 28 to 61. The Company currently conducts such votes annually. The Board recommends that the stockholders vote to approve, on an advisory basis, the compensation of the Named Executive Officers. In 2018, the Company held a say on pay vote and 93.95% of the shares voted were voted “for” the proposal. Following this year’s say on pay vote, the next such vote will be at the Company’s 2020 annual meeting of stockholders.

As discussed in the CD&A, the Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to its long-term success, to motivate these executives to create value for its stockholders, and to provide safe, reliable, and efficient service for its customers. The Management Development and Compensation Committee (the “Compensation Committee”), with the assistance of its independent compensation consultant, seeks to provide base salary and performance-based compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation, that are competitive with the median level of compensation provided by the Company’s compensation peer group to effectively link pay with performance.

The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and that most of the performance-based compensation should be in the form of long-term, rather than annual incentives, to emphasize the importance of sustained Company performance. Each year, the Compensation Committee evaluates the level of compensation, the mix of base salary, performance-based compensation and retirement and welfare benefits provided to each Named Executive Officer.

The Compensation Committee chooses performance goals under the annual incentive plan and the long term incentive plan to support the Company’s short- and long-term business plans and strategies. In setting targets for the short- and long-term performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the practices of the compensation peer group. The Compensation Committee sets challenging, but achievable, goals for the Company and its executives to drive the achievement of short- and long-term objectives.

For the reasons indicated and more fully discussed in the CD&A, the Board recommends that the stockholders vote in favor of the following advisory resolution:

“RESOLVED, That the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion that accompany the compensation disclosure tables is hereby approved.”

The Board Recommends a Vote FOR Proposal No. 3.

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

As an advisory vote, Proposal No. 3 is not binding on the Company, the Board, or the Compensation Committee. However, the Company, the Board, and the Compensation Committee value the opinions of the Company’s stockholders as expressed through their vote and other communications and will consider the voting results when making future compensation decisions for the Named Executive Officers.

CONSOLIDATED EDISON, INC.–Proxy Statement	27

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

Health and Welfare Plans	47

Perquisites and Personal Benefits	47

Severance and Change of Control Benefits	48

Stock Ownership Guidelines	48

No Hedging And No Pledging	48

Recoupment Policy	49

Tax Deductibility of Pay	49

INTRODUCTION

This section of the Proxy Statement provides an overview of the Company’s 2018 executive compensation program (the “executive compensation program”) and an analysis of the decisions made with respect to the compensation of the Company’s Named Executive Officers (as identified by the Company under Securities and Exchange Commission rules). The executive compensation program covers the Company’s Named Executive Officers. For 2018, the Company’s Named Executive Officers were:

•	John McAvoy, Chairman, President and Chief Executive Officer

•	Robert Hoglund, Senior Vice President and Chief Financial Officer

•	Timothy P. Cawley, President, Con Edison of New York

•	Elizabeth D. Moore, Senior Vice President and General Counsel

•	Robert Sanchez, President and Chief Executive Officer, Orange & Rockland

EXECUTIVE SUMMARY

The Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to its long-term success, to motivate these executives to create value for its stockholders, and to promote safe, reliable, and efficient service for its customers. Each year, the Management Development and Compensation Committee (the “Compensation Committee”) evaluates the level of compensation, the mix of base salary, performance-based compensation, and retirement and welfare benefits provided to each Named Executive Officer. The Compensation Committee, with the assistance of its independent compensation consultant, seeks to align pay to performance and provide base salary and performance-based compensation,

28	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

including target annual cash incentive compensation and target long-term equity-based incentive compensation that are competitive with the median level of compensation provided by the Company’s compensation peer group companies. (See “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 30 and “Compensation Discussion and Analysis—Executive Compensation Actions—Compensation Peer Group” on page 34.) The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation to motivate strong annual and multi-year Company performance.

Additionally, the Compensation Committee believes that most of the performance-based compensation should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance.

Key Features of the Executive Compensation Program

Type	Component	Objective
Performance- Based Compensation	Annual Incentive Compensation	Achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.
	Long-Term Incentive Compensation	Achievement, over a multi-year period, of financial and operating objectives critical to the performance of the Company’s business plans and strategies. Achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the Company’s compensation peer group companies.
Fixed & Other Compensation	Base Salary, Retirement Programs, Benefits and Perquisites	Differentiate base salary based on individual responsibility and performance. Provide retirement and other benefits that reflect the competitive practices of the industry and provide limited and specific perquisites.

Key Compensation Governance Practices

The Company is committed to maintaining strong compensation governance practices to support the pay-for-performance philosophy of the executive compensation program and align the executive compensation program with the long-term interests of the Company’s stockholders:

•	Pay Practices. The Company has no employment agreements, no golden parachute excise tax gross-ups, and no individually negotiated equity awards with special treatment upon a change of control.

•

Long-Term Incentive Compensation. The long term incentive plan: (i) prohibits the repricing of stock options or the buyout of underwater options without stockholder approval; (ii) prohibits recycling of shares for future awards except under limited circumstances; (iii) prohibits accelerated vesting of outstanding equity awards, unless both a change in control occurs and a participant’s employment is terminated under certain circumstances; and (iv) caps the maximum number of shares that may be awarded to a director, officer, or eligible employee in a calendar year.

•

Long-Term Incentive Mix. All Named Executive Officer long-term incentive compensation is performance-based. Based on proxy statements filed in 2018, over half of the Company’s compensation peer group companies granted some form of non-performance-based incentive compensation to their named executive officers. (See “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Pay-for-Performance Alignment and Pay Mix” on page 31.)

•	Risk Management. The relevant features of the Company’s compensation programs that mitigate risk are:

○

annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are expected to enhance stockholder value;

○	annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;

○	non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;

○	compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

CONSOLIDATED EDISON, INC.–Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

○	performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year; and

○	annual and long-term incentive plans that are subject to payment caps and Compensation Committee discretion to reduce payouts.

•

Stock Ownership Guidelines. Stock ownership guidelines for the Company’s directors and senior officers, including the Named Executive Officers, encourage a long-term commitment to the Company’s sustained performance through stock ownership. (See “Director Compensation—Stock Ownership Guidelines” on page 21 and “Compensation Discussion and Analysis—Stock Ownership Guidelines” on page 48.)

•

No Hedging and No Pledging. To encourage a long-term commitment to the Company’s sustained performance, the Company’s Hedging and Pledging Policy and Insider Trading Policy each prohibit all directors and officers, financial personnel, and certain other individuals, respectively, from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan. (See “Compensation Discussion and Analysis—No Hedging and No Pledging” on page 48.)

•

Recoupment Policy. The Company’s compensation recoupment policy applies to all officers of the Company and its subsidiaries for incentive-based compensation and is intended to reduce potential risks associated with its executive compensation program and align the long-term interests of officers and stockholders. (See “Compensation Discussion and Analysis—Recoupment Policy” on page 49.)

Stockholder Engagement and Say on Pay

The Company proactively engages with stockholders and accepts invitations to discuss matters of interest to them. Throughout the year, the Company discussed numerous issues with stockholders including disclosure practices, corporate governance, political spending and lobbying practices, and environmental, health, and safety matters. The Company shares with the Corporate Governance and Nominating Committee and the Board the feedback it receives from institutional investors and stockholders. During the 2019 engagement season, the Company engaged with seven of our largest institutional stockholders.

In 2018, the Company held its annual vote to approve named executive officer compensation (commonly referred to as a “say on pay” vote), as set forth in the 2018 proxy statement, and 93.95% of the shares voted were voted “for” the proposal. In 2017, the Company held a stockholder vote on the frequency of future say on pay votes. Consistent with the recommendation of the Board, 85% of shares voted were voted in favor of holding annual say on pay votes. The Company intends to hold an annual say on pay vote unless stockholders advise the Company to change the frequency of the vote at the Company’s 2023 annual meeting of stockholders.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee’s philosophy and objectives governing the development and implementation of the executive compensation program are to provide competitive, performance-based compensation. There are no material differences in the Company’s compensation policies for each Named Executive Officer.

Competitive Positioning—Attraction and Retention

The executive compensation program is designed to attract and retain key executives critical to the Company’s long-term success. The Compensation Committee seeks to align pay to performance and provide base salary, target annual cash incentives, and target long-term equity-based incentives that are competitive with the median level of compensation provided by the Company’s compensation peer group companies. The Company also seeks to provide retirement and other benefits that are competitive with those provided by the industry and to provide limited and specific perquisites.

30	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

In 2018, the Named Executive Officers’ target total direct compensation compared to the Company’s compensation peer group median was as follows:

	Company Target Compensation as a Percentage of Compensation Peer Group Median Target
	Base Salary	Target Total Cash Compensation (Base Salary + Target Annual Incentive)	Target Long-Term Incentive Compensation	Target Total Direct Compensation
	(%)	(%)	(%)	(%)
John McAvoy Chairman, President and Chief Executive Officer(1)	103	100	98	100
Other Named Executive Officers (Average)(2)	102	95	99	95

Footnotes:

(1)	Based on comparisons of compensation for chief executive officers of each of the Company’s compensation peer group companies as disclosed in proxy statements filed in 2018.
(2)	Based on comparisons of compensation for functionally comparable positions at the Company’s compensation peer group companies as disclosed in proxy statements filed in 2018.

(See “Compensation Discussion and Analysis—Executive Compensation Actions—Compensation Peer Group” on page 34.)

Pay-for-Performance Alignment and Pay Mix

The executive compensation program is designed to motivate the Company’s key executives to create sustainable stockholder value and promote safe, reliable and efficient service for its customers. The Compensation Committee seeks to balance the target total direct compensation of each Named Executive Officer between base salary (fixed compensation) and annual cash incentive compensation and long-term equity-based incentive compensation (performance-based compensation).

The Compensation Committee believes that fixed compensation should recognize each Named Executive Officer’s individual responsibility and performance. The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and that most of the performance-based compensation should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance.

Target annual cash incentive and target long-term equity-based incentive awards reflect the Compensation Committee’s desired balance between these elements, relative to the base salary paid to each Named Executive Officer. Awards under the Company’s annual incentive plan are based on the achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility. Awards under the Company’s long term incentive plan are based on the achievement of financial and operating objectives critical to the Company’s business plans and strategies and the achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the total shareholder return for the Company’s compensation peer group companies.

For 2018, the mix of target total direct compensation for the Named Executive Officers meets the Compensation Committee’s objectives by being weighted heavily toward performance-based compensation, with the largest portion delivered in long-term incentives. The target total direct compensation mix of the Named Executive Officers is in line with that of the Company’s compensation peer group companies (except that the Company does not provide non-performance-based incentive compensation). (See “Compensation Discussion and Analysis—Executive Compensation Actions—Compensation Peer Group” on page 34.)

CONSOLIDATED EDISON, INC.–Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

The following charts illustrate the average mix of target total direct compensation for Mr. McAvoy and for chief executive officers in the Company’s compensation peer group companies for 2018:

The following charts illustrate the average mix of target total direct compensation for the Company’s other Named Executive Officers and other named executive officers in the Company’s compensation peer group companies for 2018 (see footnote (2) to the table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 31):

32	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The following charts illustrate that all Named Executive Officer long-term incentive compensation is performance-based and that, based on proxy statements filed in 2018, over half of the Company’s compensation peer group companies granted some form of non-performance-based incentive compensation to their named executive officers:

Determining Performance Goals

The Compensation Committee chooses performance goals under the annual incentive and long-term incentive plans to support the Company’s short- and long-term business plans and strategies. In setting the performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the pay practices of the compensation peer group companies. The Compensation Committee sets challenging, but achievable, goals for the Company and its key executives to drive the achievement of short- and long-term objectives.

ROLE OF COMPENSATION COMMITTEE AND OTHERS IN DETERMINING EXECUTIVE COMPENSATION

Compensation Committee’s Role

The role of the Compensation Committee is to establish and oversee the Company’s executive compensation and retirement and welfare benefit plans and policies, administer its equity plans and annual incentive plan and review and approve annually all compensation relating to the Named Executive Officers. All of the decisions with respect to determining the amount or form of compensation of the Named Executive Officers under the executive compensation program are made by the Compensation Committee with the exception of the base salary of the President and Chief Executive Officer of Orange & Rockland which is approved by the Board of Directors of Orange & Rockland.

Management’s Role

The Chief Executive Officer considers the following in making his compensation recommendations:

•	individual performance;

•	contributions toward the Company’s long-term performance;

•	the scope of each individual’s responsibilities; and

•	compensation peer group company proxy statement data provided by the Compensation Committee’s independent compensation consultant.

CONSOLIDATED EDISON, INC.–Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

The Company’s Human Resources department also supports the Compensation Committee in its work.

Compensation Consultant’s Role

The Compensation Committee has the authority under its charter to hire advisors to assist it in its compensation decisions. It has retained Mercer as its independent compensation consultant to provide information, analyses, and objective advice regarding executive compensation. The Compensation Committee periodically meets with Mercer in executive session to discuss compensation matters. The Compensation Committee’s decisions reflect factors and considerations in addition to the information and advice provided by Mercer. A discussion of Mercer’s role as the Compensation Committee’s independent compensation consultant is set forth in the section titled “The Board of Directors—Standing Committees of the Board—Management Development and Compensation Committee” on page  17.

EXECUTIVE COMPENSATION ACTIONS

Compensation Peer Group

For 2018, the Compensation Committee used a compensation peer group of publicly-traded utility companies of comparable size and scope to that of the Company. The purpose of the compensation peer group is to provide benchmark information on compensation levels provided to the Company’s officers, as well as to measure relative total shareholder returns for the vesting of performance-based equity awards. The Compensation Committee annually reviews the composition of the compensation peer group companies and the impact of acquisitions. For 2018, the Compensation Committee made no changes to the compensation peer group. The Company’s 2017 revenues approximated the 51st percentile of the compensation peer group.

For 2018, the Company’s compensation peer group consisted of the following companies:

Company Name	2017 Revenue(1)
($ in millions)
Duke Energy Corporation	23,189
The Southern Company	23,031
NextEra Energy, Inc.	17,195
PG&E Corporation	17,135
American Electric Power Company, Inc.	15,425
FirstEnergy Corp.	13,627
DTE Energy Company	12,607
Dominion Energy, Inc.	12,586
Edison International	12,320
Xcel Energy Inc.	11,404
Sempra Energy	11,207
Entergy Corporation	11,074
CenterPoint Energy, Inc.	9,614
Eversource Energy	7,752
WEC Energy Group, Inc.	7,649
PPL Corporation	7,447
Ameren Corporation	5,967
NiSource Inc.	4,875
Median	11,862
Consolidated Edison, Inc.	12,033
Percentile Rank	51st

Footnote:

(1)	Source: Capital IQ (represents net revenues, restated if applicable).

For 2019, the Compensation Committee made no change to the compensation peer group.

Base Salary

A portion of each Named Executive Officer’s annual cash compensation is paid in the form of base salary. Base salary is reviewed annually to recognize individual performance, as well as at the time of a promotion or other change in responsibilities.

In setting base salary for the Named Executive Officers, including the Chief Executive Officer, the Compensation Committee, or, in the case of the President and Chief Executive Officer of Orange & Rockland, the Board of Directors of Orange & Rockland, considers various factors, including:

•	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

•	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•	the level of base salary compared to key executives holding equivalent positions in the Company’s compensation peer group companies.

34	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Effective February 1, 2018, base salary merit increases for the Named Executive Officers as a group increased by an average of 2.8%. The 2018 base salary of each Named Executive Officer is set forth in the “Salary” column of the “Summary Compensation Table” on page 50. The increase in Mr. Cawley’s base salary for February 2018 also reflects his change in position from President and Chief Executive Officer of Orange & Rockland through November 1, 2017, to President of Con Edison of New York effective January 1, 2018.

Annual Incentive Compensation

Awards

A significant portion of the annual cash incentive compensation paid to the Named Executive Officers directly relates to the Company’s financial and operating performance, factors that the Compensation Committee believes influence stockholder value.

Individual performance is considered in setting annual cash incentive compensation through the establishment by the Compensation Committee of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.

Potential Awards

For 2018, the Compensation Committee set the range of the award that each Named Executive Officer was eligible to receive under the annual incentive plan after considering various factors, including:

•	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

•	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•

the level of annual incentive compensation compared to key executives in the Company’s compensation peer group companies. (See footnote (2) to the table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 31.)

The range of awards included threshold, target, and maximum levels reflecting differing levels of achievement of the various financial and operating objectives. Awards are scaled to reflect relative levels of achievement of the objectives between the threshold, target, and maximum levels. The range of each Named Executive Officer’s potential award is set forth in the “Grants of Plan-Based Awards Table” on page 52. Awards under the annual incentive plan are designed to provide a competitive level of compensation if the Named Executive Officers achieve the target financial and operating objectives. Pursuant to the terms of the annual incentive plan, the Compensation Committee has discretion to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer.

Awards under the annual incentive plan are calculated as follows:

Base Salary   X   Target Percentage

   X   Weighting Earned

“Target Percentage” is a percentage of Base Salary that varies based on the Named Executive Officer’s position as follows:

Target Percentage
(%)
John McAvoy Chairman, President and Chief Executive Officer	125
Robert Hoglund Senior Vice President and Chief Financial Officer	50
Timothy P. Cawley President, Con Edison of New York	80
Elizabeth D. Moore Senior Vice President and General Counsel	50
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	80

“Weighting Earned” is the sum of the target weightings for adjusted net income, other financial performance, and operating objectives, including any adjustments (upward or downward) as a result of performance relative to target. Target weightings for each Named Executive Officer total 100% and are comprised of three components: adjusted net income (50%), other financial performance (25%), and operating objectives (25%). As a result of performance relative to target, the weightings earned can vary from (a) zero to 200% for (i) adjusted net income, (ii) operating objectives, and (iii) the operating budget component of other financial performance, and (b) zero to 120% for the capital budget component of other financial performance.

Financial Objectives

The financial objectives under the annual incentive plan are key performance measures that support the Company’s short- and long-term business plans and strategies and create value for the Company’s stockholders. For 2018, the financial objectives consisted of “adjusted net income” and “other financial performance” components.

CONSOLIDATED EDISON, INC.–Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

The “adjusted net income” component, reflecting the financial results of the Company’s business for which its Named Executive Officers are responsible and accounting for 50% of each Named Executive Officer’s potential annual incentive award, as shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40, was comprised of “Adjusted Company Net Income” and “Adjusted Regulated Net Income.”

“Adjusted Company Net Income” and “Adjusted Regulated Net Income” are the Company’s, Con Edison of New York’s, and Orange & Rockland’s net income from ongoing operations, as applicable, after subtracting all expenses incurred, including federal and state income taxes. Adjusted Company Net Income and Adjusted Regulated Net Income each exclude (i) extraordinary non-recurring items identified after the applicable net income target is established, and (ii) the impact of mark-to-market activity and any gain or loss on sale of assets. Adjusted Company Net Income and Adjusted Regulated Net Income are net of the reserve that is established for the target annual incentive awards during the year-end closing. (See footnotes to the following table.) Information on how the Company calculates adjusted net income is disclosed in the “Non-GAAP Financial Measure” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

For 2018, target adjusted net income and actual adjusted net income were as follows:

	Target	Actual		Performance Relative to Target	Payout Relative to Target
	($ in millions)			(%)	(%)
Adjusted Company Net Income	1,324	1,349	(1)	101.9	119
Adjusted Regulated Net Income	1,226	1,255		102.4	124
Adjusted Con Edison of New York Net Income	1,167	1,196		102.5	125
Adjusted Orange & Rockland Net Income	59	59		100.0	100

Footnote:

(1)	Excludes the income tax effect of the Tax Cuts and Job Act, the Clean Energy Businesses’ net gain on their acquisition of Sempra Solar Holdings, LLC and net mark-to-market effects of the Clean Energy Businesses.

If actual adjusted net income for 2018 had been less than 90% of the target adjusted net income, no annual incentive awards would have been made.

The weightings earned for the 50% “adjusted net income” component were determined based on the following scale:

Performance Relative to Target	Weighting Earned(1)	Payout Relative to Target
(%)	(%)	(%)
≥ 110	100	200
(Target) 100	50	100
< 90	0	0

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40.

The “other financial performance” component, reflecting the Company’s business for which its Named Executive Officers are responsible and accounting for 25% of each Named Executive Officer’s potential annual incentive award, as shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40, was comprised of one or more of the Con Edison of New York, Orange & Rockland, Con Edison Clean Energy Businesses, Inc. and its subsidiaries (“Clean Energy Businesses”), and Con Edison Transmission, Inc. and its subsidiaries (“Con Edison Transmission”) budgets.

Con Edison of New York’s “other financial performance” component is allocated 10% for capital budget performance and up to 15% for operating budget performance, subject to a maximum 25% upward or downward adjustment based on the achievement of pre-established targets for 25 capital projects and 12 operating and maintenance programs, respectively. The targets for the capital projects consist of completing milestones within specified budget targets, and, for the operating and maintenance programs, completing a number of units within specified per unit budget targets.

36	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The target budgets and actual expenditures for 2018 were as follows:

	Target	Actual	Performance Relative to Target	Payout Relative to Target
	($ in millions)		(%)	(%)
Con Edison of New York
Operating Budget	1,544	1,553	100.6	100
Capital Budget	3,008	3,002	99.8	115
Orange & Rockland
Operating Budget	204	198.1	97.1	119
Clean Energy Businesses
Operating Budget	100	101.6	101.6	94
Con Edison Transmission
Operating Budget	9	7.1	78.9	200

The weightings earned for Con Edison of New York, Orange & Rockland, Clean Energy Businesses, and Con Edison Transmission for the “other financial performance” component were determined based on the following scales:

Con Edison of New York Performance Relative to Operating Budget Target	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Weighting Earned for Cawley(1)	Payout Relative to Target
(%)	(%)	(%)	(%)
≤ 89	24	30	200
(Target) 99-101	12	15	100
≥ 111	0	0	0

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40. In 2018, Con Edison of New York achieved pre-established performance targets for 10.5 out of 12 operating and maintenance programs, as a result of which the weighting earned was not subject to any adjustment.

Con Edison of New York Performance Relative to Capital Budget Target	Weighting Earned for McAvoy, Hoglund, Cawley, and Moore(1)	Payout Relative to Target
(%)	(%)	(%)
≤ 89	12	120
(Target) 99-101	10	100
≥ 111	0	0

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40. In 2018, Con Edison of New York achieved 23.5 out of 25 pre-established performance targets for capital projects, as a result of which the weighting earned was subject to a 115% upward adjustment.

Orange & Rockland Performance Relative to Operating Budget Target	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Weighting Earned for Sanchez(1)	Payout Relative to Target
(%)	(%)	(%)	(%)
≤ 89	2	50	200
(Target) 99-101	1	25	100
≥ 111	0	0	0

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40.

Clean Energy Businesses Performance Relative to Operating Budget Target	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Payout Relative to Target
(%)	(%)	(%)
≤ 89	2	200
(Target) 99-101	1	100
≥ 111	0	0

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40.

CONSOLIDATED EDISON, INC.–Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

Con Edison Transmission Performance Relative to Operating Budget Target	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Payout Relative to Target
(%)	(%)	(%)
≤ 89	2	200
(Target) 99-101	1	100
≥ 111	0	0

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40.

Operating Objectives

The “operating objectives” component, reflecting the responsibilities of the Named Executive Officer and accounting for 25% of each Named Executive Officer’s potential annual incentive award, as shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40, was comprised of a number of key indicators that guide Con Edison of New York, Orange & Rockland, Clean Energy Businesses, and Con Edison Transmission to serve their customers in a safe, reliable, and efficient manner. Each of the operating objectives include specific, pre-established targets that encourage superior performance in multiple areas that impact the day-to-day operations of the Company’s businesses. For 2018, the operating objectives for Con Edison of New York, Orange & Rockland, Clean Energy Businesses, and Con Edison Transmission are shown in the following tables.

Con Edison of New York Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety
Injury/Illness Incidence Rate	Rate	≤ 1.1	1.32
Significant High-Hazard Injuries	#	0	2
Public Safety-Related Equipment Failures	#	≤ 170	171
Motor Vehicle Collisions	#	≤ 299	286
Operating Errors	#	≤ 67	54
Environment and Sustainability
Dielectric Fluid Released to the Environment	Gallons	≤ 22,000	40,822
Late Spill Notifications	#	≤ 9	3
SF6 Gas Emissions	Pounds	≤ 9,000	7,218
Customer Emissions (through Energy Efficiency MWh Reductions)	#	270,000	394,348
Customer Emissions (through Oil-to-Gas Conversions)	#	≥ 105	189
Operational Excellence
Steam System Reliability	#	2	1
Reliability Performance Measures	#	0	2
Gas Made Safe Time	%	≥ 82	91.4
Workable Gas Leak Inventory	#	≤ 20	3
Cyber Security	#	0	0
Physical Security	#	0	0
Customer Experience
Customer Project Completion Dates	%	≥ 90	94.0
First Call Resolution	%	≥ 83.0	83.0
Estimated Time for Restoration	%	≥ 57	62.3
Customer Appointments	%	≥ 95	98.2

Footnote:

(1)	Operating objectives were weighted equally.

The weightings earned for Con Edison of New York’s “operating objectives” component were determined based on the following scales:

Performance Indicators Achieved	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Weighting Earned for Cawley(1)	Payout Relative to Target
	(%)	(%)	(%)
20/20	44	50	200
(Target) 16/20	22	25	100
≤ 12/20	0	0	0

Footnote:

(1)	The weightings earned, which were based on actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40. Con Edison of New York achieved 14 out of the 20 operating objectives resulting in a weighting earned of 50% of the component target weighting.

38	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Orange & Rockland Operating Objectives(1)	Unit of Measure	Target	Actual
Employee and Public Safety
Injury/Illness Incidence Rate	Rate	≤ 1.25	1.09
Significant High-Hazard Injuries	#	0	0
Motor Vehicle Collisions	#	≤ 40	55
Operating Errors	#	≤ 28	4
Damage Prevention	Rate	≤ 2.25	1.78
Environment and Sustainability
Written Notice of Violations	#	0	0
Customer Emissions ( Energy Efficiency)	#	≥ 20,265	21,704
Gas Leak Inventory	#	≤ 40	24
Solar Connection— Initial Screening Coordinated Review	% %	≥ 92 ≥ 80	100 100
Operational Excellence
Outage Frequency	#	≤ 1.20	1.12
Outage Duration	#	≤ 115.5	103
Gas Made Safe Time	%	65	77
Cyber Security	#	0	0
Physical Security	#	0	0
Customer Experience
Customer Service Performance Incentive Mechanism		100	67
Customer Service Appointments Kept	%	≥ 95	96
New Business Electric Services Energized	%	≥92	93
First Call Resolution	%	≥ 82.5	86.6
AMI Implementation	%	100	100
Storm Scorecard	#	≥ 90	92

Footnote:

(1)	Operating objectives were weighted equally.

The weightings earned for Orange & Rockland’s “operating objectives” component were determined based on the following scales:

Performance Indicators Achieved	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Weighting Earned for Sanchez(1)	Payout Relative to Target
	(%)	(%)	(%)
20/20	2	50	200
(Target) 16/20	1	25	100
≤ 12/20	0	0	0

Footnote:

(1)	The weightings earned, which were based on actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40. Orange & Rockland achieved 18 out of the 20 operating objectives resulting in a weighting earned of 150% of the component target weighting.

Clean Energy Businesses Operating Objectives(1)	Unit of Measure	Target	Actual
Injury/Illness Incident Rate	Rate	0.9	0.8
Renewable Portfolio Production	GWh	3,500	3,697
Annual Availability–Jointly Owned Projects	%	98.5	99.3
Retail Energy Services Profit Margin	%	22	22
Significant Risk Limit Violations	#	0	0
Material Financial Weaknesses or Significant Deficiencies and Ethical Violations	#	0	0
Complete Required Training	%	100	100
Timely Recruiting	%	80	87
Implement IT Strategic Plan	#	3	3
IT Phishing Test Performance	%	> 80	93

Footnote:

(1)	Operating objectives were weighted equally.

The weightings earned for Clean Energy Businesses’ “operating objectives” component were determined based on the following scales:

Performance Indicators Achieved	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Payout Relative to Target
	(%)	(%)
10/10	2	200
(Target) 8/10	1	100
≤ 5/10	0	0

Footnote:

(1)	The weightings earned, which were based on actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40. Clean Energy Businesses achieved 10 out of the 10 operating objectives resulting in a weighting earned of 200% of the component target weighting.

CONSOLIDATED EDISON, INC.–Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

Con Edison Transmission Operating Objectives(1)	Unit of Measure	Target	Actual
Injury/Illness Incident Rate	Rate	0	1.9
Subsurface Integrity plan	Completion	Y	Y
Construction Oversight Plan	Completion	Y	Y
NERC Violations	#	0	0
Operating Incidents	#	0	0
Late Spill Notifications	#	1	0
Material Financial Weaknesses or Significant Deficiencies	#	0	0
Ethical Violations	#	0	0
Hearing Conservation Program	Completion	Y	Y
Complete Required Training	%	100	100

Footnote:

(1)	Operating objectives were weighted equally.

The weightings earned for Con Edison Transmission’s “operating objectives” component were determined based on the following scales:

Performance Indicators Achieved	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Payout Relative to Target
	(%)	(%)
10/10	2	200
(Target) 8/10	1	100
≤ 5/10	0	0

Footnote:

(1)	The weightings earned, which were based on actual performance between performance targets, are shown on the “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2018 Financial and Operating Objectives” table on page 40. Con Edison Transmission achieved 9 out of the 10 operating objectives resulting in a weighting earned of 150% of the component target weighting.

Achievement of 2018 Financial and Operating Objectives

The following table shows, for each Named Executive Officer, the target weightings assigned to the financial and operating objectives and the weightings earned based on achieving those objectives.

	McAvoy, Hoglund, and Moore		Cawley		Sanchez
	Target	Earned	Target	Earned	Target	Earned
	(%)	(%)	(%)	(%)	(%)	(%)
Financial Objectives
Adjusted Net Income
Adjusted Company Net Income	50	59.5	—	—	—	—
Adjusted Regulated Net Income	—	—	50	62.0	—	—
Adjusted Con Edison of New York Net Income	—	—	—	—	10	12.5
Adjusted Orange & Rockland Net Income	—	—	—	—	40	40.0
Other Financial Performance
Con Edison of New York Operating Budget	12	12.0	15	15.0	—	—
Con Edison of New York Capital Budget	10	11.5	10	11.5	—	—
Orange & Rockland Operating Budget	1	1.2	—	—	25	29.7
Clean Energy Businesses Operating Budget	1	0.9	—	—	—	—
Con Edison Transmission Operating Budget	1	2.0	—	—	—	—
Operating Objectives
Con Edison of New York	22	11.0	25	12.5	—	—
Orange & Rockland	1	1.5	—	—	25	37.5
Clean Energy Businesses	1	2.0	—	—	—	—
Con Edison Transmission	1	1.5	—	—	—	—
Total	100	103.1	100	101.0	100	119.7

40	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2018 Annual Incentive Awards

In February 2019, the Compensation Committee evaluated and determined whether the applicable financial and operating objectives were satisfied. In assessing performance against the objectives, the Compensation Committee considered actual results achieved against the specific targets associated with each objective and, based on the results, determined the 2018 annual incentive awards. The Compensation Committee did not exercise discretion to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer.

The following table shows the calculation of the 2018 annual incentive awards for each Named Executive Officer.

Name & Principal Position	Base Salary	×	Target Percentage	×	Weighting Earned	=	2018 Award
	($)		(%)		(%)		($)
John McAvoy Chairman, President and Chief Executive Officer	1,300,000		125		103.1		1,675,400
Robert Hoglund Senior Vice President and Chief Financial Officer	767,000		50		103.1		395,400
Timothy P. Cawley President, Con Edison of New York	612,000		80		101.0		494,500
Elizabeth D. Moore Senior Vice President and General Counsel	646,600		50		103.1		333,300
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	438,600		80		119.7		420,000

Long-Term Incentive Compensation

Awards

Named Executive Officers are eligible to receive equity-based awards under the Company’s long term incentive plan. The Compensation Committee determines the target long-term incentive award value for each Named Executive Officer based on various factors, including:

•	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

•	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•

the level of long-term incentive compensation compared to key executives in the Company’s compensation peer group companies. (See footnote (2) to the table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 31.)

Performance-Based Equity Awards

It is the Compensation Committee’s practice in the first quarter of each year to approve performance-based equity awards under the long term incentive plan for the Company’s Named Executive Officers. The Compensation Committee’s use of performance-based equity awards is intended to further reinforce the alignment of Named Executive Officer pay opportunities with stockholders by directly linking pay to the achievement of strong, sustained long-term financial and operating performance.

The performance units awarded to Named Executive Officers provide for the right to receive one share of Company Common Stock and/or a cash payment equal to the fair market value of one share of Company Common Stock for each unit awarded, subject to the satisfaction of certain pre-established long-term performance objectives. Named Executive Officers may elect to defer the receipt of the cash value of the award into the Company’s deferred income plan and/or to defer the receipt of the shares. Dividends are not paid and do not accrue on the units during the vesting period.

2018 Performance Unit Awards

The number of performance units awarded to the Named Executive Officers in 2018 for the 2018–2020 performance period is shown in the “Grants of Plan-Based Awards Table” on page 52. Payouts of performance units, if any, are calculated by a non-discretionary formula as follows:

Award X 30% X Adjusted EPS Percentage

plus

Award X 20% X Operating Objectives Percentage

plus

Award X 50% X Shareholder Return Percentage

CONSOLIDATED EDISON, INC.–Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

“Award” is the annual award of performance units under the long term incentive plan. The target award of performance units is a percentage of base salary that varies based on each Named Executive Officer’s position as follows:

Target Award as a Percentage of Base Salary
(%)
John McAvoy Chairman, President and Chief Executive Officer	475
Robert Hoglund Senior Vice President and Chief Financial Officer	200
Timothy P. Cawley President, Con Edison of New York	250
Elizabeth D. Moore Senior Vice President and General Counsel	150
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	200

“Adjusted EPS Percentage” is the payout relative to target over the performance period beginning January 1, 2018 and ending December 31, 2020 based on attainment of the Company’s three-year cumulative Adjusted EPS performance goal, set forth in the following table, that was established in the first quarter of 2018.

Three-Year Cumulative Adjusted EPS (weighting 30%)(1)
Performance Relative to Target	Performance Goal	Payout Relative to Target(2)
(%)	($)	(%)
≥ 112	≥ 14.80	200
(Target) 100	13.21	100
< 88	< 11.62	0

Footnotes:

(1)	Adjusted EPS is the Company’s earnings per share based on adjusted earnings, which excludes the impact of certain items from net income determined in accordance with GAAP.
(2)	Interpolated for actual performance between performance goals.

“Operating Objectives Percentage” is the payout relative to target over the performance period beginning January 1, 2018 and ending December 31, 2020 based on the attainment of the Company’s operating performance goals, set forth in the following table, that were established in the first quarter of 2018. These performance goals further long-term reliability and foster environmental sustainability.

Operating Objectives	Performance Goals(1)
	Threshold	Target	Maximum
(each 5% weighting)
Advanced Meter Infrastructure Work Plan	< 7	9	11
Cyber Security Work Plan	< 4	5(2)	6
Gas Main Replacement (Number of Miles Completed)	< 298	334	370
Growth in Renewable Portfolio (MW (AC))	< 125	250(3)	≥ 375

Footnotes:

(1)	Payouts are relative to “Target” and are as follows: Threshold: 50%; Target: 100%; and Maximum: 150%. Payouts for Gas Main Replacement and Growth in Renewable Portfolio are interpolated for actual performance between performance goals.
(2)	The Compensation Committee to approve the annual work plan. Performance results are based on average achievement over the three-year period. The target approved by the Compensation Committee for 2018 applies to the first year of the three-year performance period for the 2018 performance units, the second year of the three-year performance period for the 2017 performance units, and the third year of the three-year performance period for the 2016 performance units.
(3)	The Compensation Committee to approve annual plan levels on a three-year cumulative basis. The target approved by the Compensation Committee for 2018 applies to the first year of the three-year performance period for the 2018 performance units, the second year of the three-year performance period for the 2017 performance units, and the third year of the three-year performance period for the 2016 performance units.

“Shareholder Return Percentage” is the payout relative to target based on the cumulative change in Company total shareholder return over the performance period beginning January 1, 2018 and ending December 31, 2020 compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2018. In the event that the companies that make up the compensation peer group change during the performance period, the Compensation Committee will use the compensation peer group as constituted on the date the performance unit awards are granted. If a company ceases to be publicly traded before the end of the performance period, that company’s total shareholder returns will not be used to calculate the total shareholder return portion of the performance unit awards.

The Compensation Committee believes that total shareholder return is a performance goal that aligns executive compensation with the creation of stockholder value.

42	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The level of performance units will be earned as follows:

Company Percentile Rating	Payout Relative to Target(1)
(%)
90th or greater	200
(Target) 50th	100
25th	25
Below 25th	0

Footnote:

(1)	Interpolated for actual performance between performance goals.

The actual payout of the performance unit awards to the Named Executive Officers for the 2018–2020 performance period may vary from zero to a maximum of 190% of such award, based on actual performance over the performance period. The maximum payout of the performance unit awards represents the weighted average under each of the performance objectives as follows:

	Maximum Percentage Payout	Target Weight	Weighted Average
	(%)	(%)	(%)
Adjusted EPS	200	30	60
Operating Objectives	150	20	30
Shareholder Return	200	50	100
TOTAL			190

The Compensation Committee may exercise negative discretion to adjust the actual performance unit awards to be paid to a Named Executive Officer.

Calculation of Payout of 2016 Performance Unit Awards for Messrs. McAvoy, Hoglund, and Cawley, and Ms. Moore

Following the end of the relevant performance period for each outstanding performance unit award, the Compensation Committee reviews the Company’s achievement of the performance goals. The Compensation Committee evaluates and approves the Company’s performance relative to target and pays out the performance units in either cash and/or shares of Company Common Stock (as elected by the Named Executive Officer), based on the attainment of the performance goals.

For the 2016-2018 performance period, payouts of the performance units were calculated based on the following non-discretionary formula:

Award X 30% X Adjusted EPS Percentage

plus

Award X 20% X Operating Objectives Percentage

plus

Award X 50% X Shareholder Return Percentage

“Award” was the annual award of performance units under the long term incentive plan. The target award of performance units was a percentage of base salary that varies based on each Named Executive Officer’s position at the time of award as follows:

Target Award as a Percentage of Base Salary
(%)
John McAvoy Chairman, President and Chief Executive Officer	425
Robert Hoglund Senior Vice President and Chief Financial Officer	200
Timothy P. Cawley President, Con Edison of New York (President and Chief Executive Officer, Orange & Rockland, at the time the 2016 performance units were awarded)	200
Elizabeth D. Moore Senior Vice President and General Counsel	150

“Adjusted EPS Percentage” was the payout relative to target over the performance period that began January 1, 2016 and ended December 31, 2018, based on attainment of the Company’s three-year cumulative Adjusted EPS performance goal, set forth in the following table, that was established in the first quarter of 2016.

Three-Year Cumulative Adjusted EPS (weighting 30%)
Performance Relative to Target	Performance Goal	Payout Relative to Target(1)
(%)	($)	(%)
≥ 112	≥ 13.57	200
(Target) 100	12.12	100
< 88	< 10.67	0
ACTUAL	12.44(2)	122.2

Footnotes:

(1)	Interpolated for actual performance between performance goals.
(2)	Excludes the gain on sale of the Clean Energy Businesses retail supply business, goodwill impairment related to the Clean Energy Businesses energy services business, income tax effect of the Tax Cuts and Job Act, the Clean Energy Businesses’ net gain on their acquisition of Sempra Solar Holdings, LLC and net mark-to-market effects of the Clean Energy Businesses.

CONSOLIDATED EDISON, INC.–Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

“Operating Objectives Percentage” was the payout relative to target over the performance period that began January 1, 2016 and ended December 31, 2018, based on the attainment of the Company’s operating performance goals, set forth in the following table.

Operating Objectives	Performance Goals			Achievement/ Payout Relative to Target(1)
	Threshold	Target	Maximum
2016-2018 (each 5% weighting)
Advanced Metering Infrastructure Work Plan(2)
2016	< 2	3	4	4 / 150%
2017	< 5	7	9	9 / 150%
2018	< 7	9	11	11 / 150%
Average				150%

Cyber Security(2)
2016	< 5	6	7	7 / 150%
2017	< 3	4	5	5 / 150%
2018	< 4	5	6	6 / 150%
Average				150%
Gas Main Replacement Number of Miles Completed	< 200	235	≥ 270	285 / 150.0%
Growth in Renewable Portfolio (MW (AC))(3)
2016	< 127.5	255	≥ 382.5	372
2017	< 110.0	220	≥ 330.0	264
2018	< 125.0	250	≥ 375.0	252
Cumulative	< 362.5	725	≥ 1087.5	888 / 123%
TOTAL				143%

Footnotes:

(1)	Payouts were relative to “Target” and were as follows: Threshold: 50%; Target: 100%; and Maximum: 150%. Payouts for Gas Main Replacement and Growth in Renewable Portfolio were interpolated for actual performance between performance goals.
(2)	The Compensation Committee approved annual work plans in 2016, 2017 and 2018. The performance results are based on the average achievement at the end of the three-year period.
(3)	The Compensation Committee approved annual work plans in 2016, 2017 and 2018. The Performance results are based on the cumulative achievement over the three-year period.

“Shareholder Return Percentage” was the payout relative to target based on the cumulative change in Company total shareholder return over the performance period that began January 1, 2016 and ended December 31, 2018 compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2016. In the event that the companies that made up the compensation peer group changed during the performance period, the Compensation Committee used the compensation peer group as constituted on the date the performance unit awards were granted. If a company ceased to be publicly traded before the end of the performance period, that company’s total shareholder returns were not used to calculate the total shareholder return portion of the performance unit awards.

The level of performance units earned was as follows:

Payout Relative to Target(1)
Company Percentile Rating	(%)
90th or greater	200
(Target) 50th	100
25th	25
Below 25th	0
ACTUAL 42nd percentile	76

Footnote:

(1)	Interpolated for actual performance between performance goals.

The payout of the performance unit awards represents the weighted average of the percentage payout under each of the performance objectives as follows:

	Maximum Percentage Payout	Target Weight	Payout Relative to Target	Weighted Result
	(%)	(%)	(%)	(%)
Adjusted EPS	200	30	122.2	36.7
Operating Objectives	150	20	143	28.6
Shareholder Return	200	50	76	38.0
TOTAL	190			103.3

The Compensation Committee did not exercise negative discretion to adjust the actual performance unit awards to be paid to a Named Executive Officer.

44	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The following table shows, for each Named Executive Officer (other than Mr. Sanchez), the calculation of the payout with respect to the performance units for the 2016-2018 performance period:

	2016 Award (in Units)	Weighted Result	2016-2018 Payout (in Units) Total
Name & Principal Position	(#)	(%)	(#)
John McAvoy Chairman, President and Chief Executive Officer	83,100	103.3	85,842
Robert Hoglund Senior Vice President and Chief Financial Officer	23,400	103.3	24,172
Timothy P. Cawley President, Con Edison of New York (President and Chief Executive Officer, Orange & Rockland, at the time the 2016 performance units were awarded)	13,400	103.3	13,842
Elizabeth D. Moore Senior Vice President and General Counsel	14,800	103.3	15,288

Calculation of Payout of 2016 Performance Unit Awards for Mr. Sanchez

Similar to the other Named Executive Officers, Mr. Sanchez received an award of performance units in 2016 under the Company’s long-term incentive plan. At the time the award was granted, Mr. Sanchez served as a Vice President of the Company and his award was subject to different performance goals than those applicable to the other Named Executive Officers. Following the end of the 2016-2018 performance period, the Compensation Committee evaluated and approved the performance goals relative to target and the payout of Mr. Sanchez’s performance units was calculated based on the following non-discretionary formula:

Award X 50% X Shareholder Return Percentage

plus

Award X 50% X Incentive Plan Percentage

“Award” was the target award of performance units granted to Mr. Sanchez (i.e., 3,000 units).

“Shareholder Return Percentage” was the weighting earned based on the cumulative change in Company total shareholder return over the performance period that began January 1, 2016 and ended December 31, 2018 compared with the Company’s compensation peer group on the date the performance units were granted.

The level of performance units were calculated as follows:

Payout Relative to Target(1)
Company Percentile Rating	(%)
90th or greater	200
(Target) 50th	100
25th	25
Below 25th	0
ACTUAL 42nd percentile	76

Footnote:

(1)	Payouts were interpolated for actual performance between performance goals.

“Incentive Plan Percentage” was based on the average calculated payouts under the Company’s annual incentive plan over the performance period that began January 1, 2016 and ended December 31, 2018.

CONSOLIDATED EDISON, INC.–Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

Based on the Company’s achievement of the performance goals, Mr. Sanchez received the following payout for the 2016-2018 performance period:

(	Award × 50%	)	×	Shareholder Return Percentage	+	(	Award × 50%	)	×	Incentive Plan Percentage(1)	=	2016-2018 Payout Total

	1,500			76%			1,500			116.9%		2,895

Footnote:

(1)	The calculated Incentive Plan Percentage for each year in the 2016-2018 performance period was as follows:

2016	2017	2018	Average
(%)	(%)	(%)	(%)
125.1	105.9	119.7	116.9

The Company did not exercise negative discretion to adjust the actual performance units to be paid to Mr. Sanchez.

RETIREMENT AND OTHER BENEFITS

The Company provides employees with a range of retirement and welfare benefits that reflect the competitive practices of the utility industry. These benefits assist the Company in attracting, retaining and motivating employees critical to its long-term success. Named Executive Officers are eligible for benefits under the following Company plans:

•

tax-qualified defined benefit retirement plan and its related non-qualified supplemental retirement income plan (collectively, the “retirement plans”) (closed to new and rehired management employees as of December 31, 2016);

•	tax-qualified savings plan (including the defined contribution pension formula) and its related non-qualified deferred income plan (collectively, the “savings plans”);

•	stock purchase plan; and

•	health and welfare plans.

Retirement Plans

The Company maintains a tax-qualified defined benefit retirement plan that covers substantially all of the Company’s employees, including the Named Executive Officers, hired before 2017. All management employees, including Named Executive Officers, whose benefits under the retirement plan are limited by the Internal Revenue Code, are eligible to participate in a non-qualified supplemental retirement income plan. The estimated pension benefits payable to the Named Executive Officers (determined on a present value basis) under the retirement plans are described in the “Pension Benefits Table” and the narrative to the “Pension Benefits Table” on pages 55 to 56. All changes to the retirement plans for plan year 2018 with respect to the Named Executive Officers are described in the narrative to the “Pension Benefits Table” on page 56.

As required by Securities and Exchange Commission rules, the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the “Summary Compensation Table” on page 50 sets forth the year-over-year change in the actuarial present value of the accumulated pension benefits for each Named Executive Officer under the retirement plans.

The change in the actuarial present value of an accumulated pension benefit is subject to many external variables, including fluctuations in interest rates and changes in actuarial assumptions, and does not represent actual compensation paid to the Named Executive Officers in 2018. Instead, the amounts represent changes in the estimated pension benefits payable to the Named Executive Officers based on the year-over-year difference between the amounts required to be disclosed in the “Pension Benefits Table” on page 56 as of December 31, 2018 and the amounts reported in the “Pension Benefits Table” in the 2018 proxy statement on page 52 as of December 31, 2017.

The change to the actuarial present value of Mr. McAvoy’s accumulated pension benefit in 2018 was $1,750,204, which was primarily due to the increase in base pay and credit for an additional year of service, partially offset by changes in the actuarial assumptions used for the Company’s financial statements, including an increase in the assumed discount rate from 3.70% to 4.25%.

Savings Plans

The Company maintains a tax-qualified savings plan that covers substantially all of the Company’s employees, including the Named Executive Officers. All management employees, including the Named Executive Officers, whose benefits under the savings plan are subject to the compensation limit in the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. (The Internal Revenue Code compensation limit for 2018 was $275,000.) Named Executive Officers may elect to defer a portion of their salary into the deferred income plan. The deferred income plan is described in the narrative to the “Non-Qualified Deferred Compensation Table” on page 57.

46	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The Company also maintains, effective as of January 1, 2017, a defined contribution pension formula within the tax-qualified savings plan that, following the closure of the retirement plan to new management participants, covers all new and rehired management employees of the Company. Until June 30, 2021, management employees hired between January 1, 2001 and December 31, 2016, including Mr. Hoglund and Ms. Moore, may make an irrevocable election to earn future retirement benefits under the defined contribution pension formula in the savings plan instead of the retirement plan.

Effective January 1, 2018, Mr. Hoglund made an irrevocable election to earn future retirement benefits under the defined contribution pension formula in the savings plan instead of the retirement plan. Under the defined contribution pension formula in the savings plan, the Company makes non-elective employer contributions for a participant at the same level as it would under the cash balance formula in the retirement plan. The cash balance formula and the defined contribution pension formula are both described in the narrative to the “Pension Benefits Table” on pages 55 and 56. All Company non-elective contribution amounts under the defined contribution pension formula that are based on compensation that is above the compensation limit in the Internal Revenue Code are credited to the deferred income plan.

Employees who participate in the savings plan, including the Named Executive Officers, may contribute up to 50% of their compensation on a before-tax basis and/or an after-tax basis, into their savings plan accounts. For participating employees whose pension benefit is based on the final average salary formula in the retirement plan, including Messrs. McAvoy, Cawley, and Sanchez, the Company matches 50% for each dollar contributed by participating employees on the first 6% of their regular earnings. For participating employees whose pension benefits are determined using the retirement plan’s cash balance formula, including Ms. Moore, or for participants who actively participate in the defined contribution pension formula in the savings plan, including Mr. Hoglund, the Company matches 100% for each dollar contributed by such participating employees on the first 4% of their regular earnings plus an additional 50% for each dollar contributed on the next 4% of their regular earnings.

All Company contributions allocated to the Named Executive Officers under the savings plan and credited under the deferred income plan are included in the “All Other Compensation” column of the “Summary Compensation Table’ on page 50.

Stock Purchase Plan

The stock purchase plan covers substantially all of the Company’s employees, including the Named Executive Officers, and provides the opportunity to purchase shares of Company Common Stock. The stock purchase plan is described in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Health and Welfare Plans

Active employee benefits, such as medical, prescription drug, dental, vision, life insurance, and disability coverage, are available to substantially all employees, including the Named Executive Officers, through the Company’s health and welfare benefits plans. Employees contribute toward the cost of the health plans by paying a portion of the premium costs on a pre-tax basis. Employees may purchase additional life insurance and disability coverage on an after-tax basis. Officers, including the Named Executive Officers, may purchase supplemental health benefits on an after-tax basis with the option to continue their participation following retirement. The Company also provides all employees with paid time-off benefits, such as vacation and sick leave.

Perquisites and Personal Benefits

The Company provides certain officers, including the Named Executive Officers, with limited, specific perquisites that are competitive with industry practices. The Compensation Committee reviews the level of perquisites and personal benefits annually. The Company provides the following perquisites, the costs of which, if used by a Named Executive Officer in 2018, are set forth in the “All Other Compensation” column of the “Summary Compensation Table” on page 50:

•	supplemental health insurance;

•	reimbursement for reasonable costs of financial planning; and

•	a company vehicle and, in the case of the Chief Executive Officer, a company vehicle and driver.

CONSOLIDATED EDISON, INC.–Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

Severance and Change of Control Benefits

The Company provides for the payment of severance benefits upon certain types of employment terminations. Providing severance and change of control benefits assists the Company in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus, enhancing long-term stockholder value. The compensation under the various circumstances that trigger payments or provision of benefits upon termination or a change of control was chosen to be broadly consistent with prevailing competitive practices.

Officers of the Company, including the Named Executive Officers, are provided benefits under the officers’ severance program. The severance benefits payable to each Named Executive Officer are described in footnotes (2) and (3) to the “Potential Payments Upon Termination of Employment or Change of Control” table on page 59. The estimated severance benefits that each Named Executive Officer would be entitled to receive upon a hypothetical termination of employment are set forth in the “Potential Payments Upon Termination of Employment or Change of Control” table beginning on page 59.

STOCK OWNERSHIP GUIDELINES

The Company has stock ownership guidelines for senior officers, including the Named Executive Officers. The stock ownership guidelines for the Company’s Named Executive Officers are as follows:

Title	Multiple of Base Salary
Chief Executive Officer	3 ×
Chief Financial Officer	2 ×
President of Con Edison of New York	2 ×
President and Chief Executive Officer of Orange & Rockland	2 ×
General Counsel	1 ×

Officers of the Company subject to the guidelines have five years from January 1st after their appointment to one of the covered titles or promotion to a position with a higher ownership requirement to meet the guidelines. In January 2019, it was determined that, as of December 31, 2018, these officers have either met their ownership milestones or are making reasonable progress toward their milestones.

The officers covered by the guidelines are expected to retain for at least one year a minimum of 25% of the net shares acquired upon exercise of stock options and 25% of the net shares acquired pursuant to vested restricted stock and restricted stock unit grants until their holdings of common stock equal or exceed their applicable ownership guidelines.

While stock options may be granted under the Company’s long term incentive plan, the Company has no outstanding stock options and no stock options have been granted by the Company since 2006.

For purposes of the guidelines:

•

“Stock ownership” includes the value of the officers’ individually-owned shares, the value of vested restricted shares and performance-based restricted shares, and shares held under the Company’s benefit plans. Equity-based incentive compensation held by the Company’s officers is based 100% on performance. Restricted stock and restricted stock units do not vest until after the end of the performance period and performance is determined by the Compensation Committee.

•	The one-year period is measured from the date the stock options are exercised or the restricted stock or restricted stock units vest, as applicable.

•	“Net shares” means the shares remaining after sale of shares necessary to pay the related tax liability and, if applicable, exercise price.

NO HEDGING AND NO PLEDGING

To encourage a long-term commitment to the Company’s sustained performance, the Company’s Hedging and Pledging Policy and Insider Trading Policy each prohibit all directors and officers, including the Named Executive Officers, financial personnel, and certain other individuals, respectively, from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan.

48	CONSOLIDATED EDISON, INC.–Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

RECOUPMENT POLICY

In 2010, the Company adopted a Recoupment Policy (commonly referred to as a “clawback policy”). The Recoupment Policy allows the Company to recoup excess incentive-based compensation received by any current or former officer during the three-year period preceding the date on which the Company’s Audit Committee determines that the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The Recoupment Policy applies to the long-term incentive-based compensation awards under the Company’s long term incentive plan, and the incentive-based compensation payments made under the Company’s annual incentive plan.

TAX DEDUCTIBILITY OF PAY

Section 162(m) of the Internal Revenue Code generally precludes a public corporation from taking an income tax deduction for compensation in excess of $1 million payable in any fiscal year to the corporation’s chief executive officer and other “covered employees,” as defined in Section 162(m). Prior to January 1, 2018, an exception to this deduction limit was available for “performance-based” compensation that was approved by stockholders and otherwise satisfied certain requirements under Section 162(m). As a result of new tax legislation, the performance-based compensation exception is no longer available for taxable years beginning after December 31, 2017, unless such compensation qualifies for certain transition relief. The new tax legislation also expanded the definition of “covered employees” to include the chief financial officer and certain former named executive officers who were disclosed in the Company’s proxy statement after January 1, 2017. The Compensation Committee continues to retain flexibility to make compensation decisions that are based on factors other than Section 162(m) when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable the Company to continue to attract, retain, reward and motivate its highly-qualified executives.

For 2018, the Company estimates that approximately $2,253,000 of the compensation paid to Mr. McAvoy was not deductible for federal income tax purposes.

CONSOLIDATED EDISON, INC.–Proxy Statement	49

SUMMARY COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to the compensation for the Named Executive Officers for the fiscal years ended December 31, 2018, 2017, and 2016. Information for Mr. Sanchez for fiscal years ended December 31, 2017 and 2016 is not provided because he was not a Named Executive Officer in those years.

Name & Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Securities and Exchange Commission Total(5)	Securities and Exchange Commission Total Without Change in Pension Value(6)
		($)	($)	($)	($)	($)	($)	($)	($)
John McAvoy	2018	1,296,667	—	4,968,812	1,675,400	1,750,204	74,775	9,765,858	8,015,654
Chairman, President and Chief Executive Officer	2017	1,257,083	—	5,507,622	1,864,800	7,346,614	71,792	16,047,911	8,701,297
	2016	1,220,767	—	6,176,408	2,237,200	5,103,773	64,256	14,802,404	9,698,631

Robert Hoglund	2018	765,142	—	1,235,340	395,400	(110,367)	171,838	2,457,353	2,567,720
Senior Vice President and Chief Financial Officer	2017	742,892	—	1,441,970	440,900	277,846	60,418	2,964,026	2,686,180
	2016	721,242	—	1,739,205	528,200	134,593	59,272	3,182,512	3,047,919

Timothy P. Cawley(7)	2018	611,000	—	1,242,203	494,500	307,835	37,951	2,693,489	2,385,654
President, Con Edison of New York	2017	420,975	—	815,944	449,700	1,296,529	30,984	3,014,132	1,717,603
	2016	409,033	—	995,955	401,500	559,125	30,587	2,396,200	1,837,075

Elizabeth D. Moore	2018	645,033	—	782,382	333,300	128,971	54,977	1,944,663	1,815,692
Senior Vice President and General Counsel	2017	626,275	—	914,420	371,700	144,744	52,623	2,109,762	1,965,018
	2016	608,017	—	1,100,010	445,300	125,952	51,049	2,330,328	2,204,376

Robert Sanchez	2018	437,883	—	713,752	420,000	378,160	19,647	1,969,442	1,591,282
President and Chief Executive Officer, Orange & Rockland

Footnotes:

(1)	Dividends are not paid and do not accrue on awards during the vesting period. Amounts shown do not reflect the payment or accrual of dividends during the vesting period for any portion of the awards and otherwise reflect the assumptions used for the Company’s financial statements. (See Note M to the financial statements in the Company’s Annual Report on Form 10-K.) Actual value to be realized, if any, on awards by the Named Executive Officers will depend on the satisfaction of certain pre-established objectives, the performance of Company Common Stock, and the Named Executive Officer’s continued service. The awards granted for fiscal year 2018 are set forth on the “Grants of Plan-Based Awards Table” on page 52. Based on the fair value at grant date, the following are the maximum potential values of the performance units for the 2018–2020 performance period granted under the long term incentive plan assuming maximum level of performance is achieved: Mr. McAvoy $9,440,743; Mr. Hoglund $2,347,146; Mr. Cawley $2,360,186; Ms. Moore $1,486,526; and Mr. Sanchez $1,356,129.
(2)	The amounts paid were awarded under the annual incentive plan.
(3)	Amounts do not represent actual compensation paid to the Named Executive Officers. Instead, the amounts represent the aggregate change in the actuarial present value for Messrs. McAvoy, Cawley, and Sanchez, and the change in account balance for Mr. Hoglund and Ms. Moore of the accumulated pension benefit based on the difference between the amounts required to be disclosed in the “Pension Benefits Table” for the year indicated and the amounts reported or that would have been reported in the “Pension Benefits Table” for the previous year.

50	CONSOLIDATED EDISON, INC.–Proxy Statement

SUMMARY COMPENSATION TABLE

(4)	For 2018, the amount reported in the “All Other Compensation” column for each Named Executive Officers is as follows:

	McAvoy	Hoglund	Cawley	Moore	Sanchez
	($)	($)	($)	($)	($)
Personal use of Company provided vehicle	10,177	3,961	7,821	2,750	6,564
Driver costs	3,671	—	—	—	—
Financial planning	18,500	11,800	11,800	11,800	—
Supplemental health insurance	3,527	3,527	—	1,725	—
Company matching contributions: Qualified savings plan	8,250	16,500	8,250	16,500	8,250
Non-qualified deferred income plan	30,650	29,409	10,080	22,202	4,833
Company non-elective contributions (defined contribution pension formula): Qualified savings plan	—	17,552	—	—	—
Non-qualified deferred income plan	—	89,089	—	—	—
Total	74,775	171,838	37,951	54,977	19,647

The value of the items in the table are based on the aggregate incremental cost, which except for the Company provided vehicle, is the actual cost to the Company. The cost of the Company provided vehicle was determined based on the personal use of the vehicle as a percentage of total usage compared to the lease value of the vehicle. The Company did not provide above-market or preferential earnings with respect to the non-qualified deferred compensation arrangements.

(5)	As per the applicable Securities and Exchange Commission (SEC) rules, represents, for each Named Executive Officer, the total of amounts shown for the Named Executive Officer in all other columns of the table.
(6)	To show the effect that the year-over-year change in pension value had on total compensation, this column is included to show total compensation minus the change in pension value. The amounts reported in the “Securities and Exchange Commission Total Without Change in Pension Value” column may differ substantially from the amounts reported in the “Securities and Exchange Commission Total” column required under SEC rules and are not a substitute for total compensation. The “Securities and Exchange Commission Total Without Change in Pension Value” column represents total compensation, as required under applicable SEC rules, minus the change in pension value reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column. See “Compensation Discussion and Analysis—Retirement and Other Benefits—Retirement Plans” on page 46.
(7)	The increase in Mr. Cawley’s base salary reflects his change in position from President and Chief Executive Officer of Orange & Rockland through November 1, 2017, to President of Con Edison of New York effective January 1, 2018.

CONSOLIDATED EDISON, INC.–Proxy Statement	51

GRANTS OF PLAN-BASED AWARDS TABLE

GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information with respect to the grant of equity plan awards and non-equity incentive plan awards awarded to the Named Executive Officers for the fiscal year ended December 31, 2018.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock Awards(3) ($)
Name & Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John McAvoy Chairman, President and Chief Executive Officer	2/15/2018	203,125	1,625,000	3,168,750	1,810	72,400	137,560	4,968,812

Robert Hoglund Senior Vice President and Chief Financial Officer	2/15/2018	47,938	383,500	747,825	450	18,000	34,200	1,235,340

Timothy P. Cawley President, Con Edison of New York	2/15/2018	61,200	489,600	954,720	453	18,100	34,390	1,242,203

Elizabeth D. Moore Senior Vice President and General Counsel	2/15/2018	40,413	323,300	630,435	285	11,400	21,660	782,382

Robert Sanchez President and Chief Executive Officer, Orange & Rockland	2/15/2018	43,863	350,900	701,800	260	10,400	19,760	713,752

Footnotes:

(1)	Represents annual cash incentive award opportunity awarded under the Company’s annual incentive plan. (See “Compensation Discussion and Analysis—Executive Compensation Actions—Annual Incentive Compensation” beginning on page 35.)
(2)	Represents grants of performance units for the 2018–2020 performance period granted under the Company’s long term incentive plan. (See “Compensation Discussion and Analysis—Executive Compensation Actions—Long-Term Incentive Compensation” beginning on page 41.) Based on the fair value at grant date, the following are the maximum potential values of the performance units for the 2018–2020 performance period granted under the long term incentive plan assuming maximum level of performance is achieved: Mr. McAvoy $9,440,743; Mr. Hoglund $2,347,146; Mr. Cawley $2,360,186; Ms. Moore $1,486,526; and Mr. Sanchez $1,356,129.
(3)	The “Grant Date Fair Value of Stock Awards” column reflects the grant date fair value of the performance units for the 2018-2020 performance period. (See footnote (1) to the “Summary Compensation Table” on page 50.)

52	CONSOLIDATED EDISON, INC.–Proxy Statement

OUTSTANDING EQUITY AWARDS TABLE

OUTSTANDING EQUITY AWARDS TABLE

The following table sets forth certain information with respect to all unvested stock awards previously awarded to the Named Executive Officers as of the fiscal year ended December 31, 2018.

	STOCK AWARDS(1)
Name & Principal Position	Equity Incentive Plan Awards: Number of unearned shares, units or other rights held that have not vested		Equity Incentive Plan Awards: Market or Payout Value of unearned shares, units or other rights that have not vested
	(#)		($)
John McAvoy	78,300	(2)	5,986,818
Chairman, President and Chief Executive Officer	72,400	(3)	5,535,704
Robert Hoglund	20,500	(2)	1,567,430
Senior Vice President and Chief Financial Officer	18,000	(3)	1,376,280
Timothy P. Cawley	11,600	(2)	886,936
President, Con Edison of New York	18,100	(3)	1,383,926
Elizabeth D. Moore	13,000	(2)	993,980
Senior Vice President and General Counsel	11,400	(3)	871,644
Robert Sanchez	4,400	(2)	336,424
President and Chief Executive Officer, Orange & Rockland	10,400	(3)	795,184

Footnotes:

(1)	Value of unvested performance-based equity awards using the closing price of $76.46 for a share of Company Common Stock on December 31, 2018.
(2)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2019 based on satisfaction of performance goals for the 2017-2019 performance cycle.
(3)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2020 based on satisfaction of performance goals for the 2018-2020 performance cycle.

CONSOLIDATED EDISON, INC.–Proxy Statement	53

OPTION EXERCISES AND STOCK VESTED TABLE

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth certain information with respect to all stock awards vested in 2018 for the Named Executive Officers.

	STOCK AWARDS(1)
Name & Principal Position	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($)
John McAvoy Chairman, President and Chief Executive Officer	85,842	6,770,359
Robert Hoglund Senior Vice President and Chief Financial Officer	24,172	1,906,446
Timothy P. Cawley President, Con Edison of New York	13,842	1,091,719
Elizabeth D. Moore Senior Vice President and General Counsel	15,288	1,205,765
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	2,895	228,329

Footnote:

(1)	Represents the vesting of each Named Executive Officer’s performance unit award for the 2016–2018 performance period, valued at $78.87, the closing price of Company Common Stock on February 19, 2019. Actual value realized by each Named Executive Officer will depend on each individual’s payout election under the Company’s long term incentive plan.

54	CONSOLIDATED EDISON, INC.–Proxy Statement

PENSION BENEFITS

PENSION BENEFITS

RETIREMENT PLAN BENEFITS

The retirement plan, a tax-qualified defined benefit retirement plan, covers substantially all of the Company’s employees, including the Named Executive Officers, hired before 2017. The supplemental retirement income plan provides certain highly compensated employees, including the Named Executive Officers, whose benefits are limited by the Internal Revenue Code, with that portion of their retirement benefit that represents the difference between: (i) the amount they would have received under the retirement plan absent Internal Revenue Code limitations; and (ii) the amount actually paid from the retirement plan. All amounts under the supplemental retirement income plan are paid out of the Company’s general assets.

For management employees who participate in the retirement plan and who were hired before January 1, 2001, including Messrs. McAvoy, Cawley, and Sanchez, pension benefits are based on: (i) the participant’s highest average salary for 48 consecutive months within the 120 consecutive months prior to retirement (“final average salary”); (ii) the portion of final average salary in excess of the Social Security Wage Base ($128,400 for 2018) in the year of retirement; and (iii) the participant’s length of service. For purposes of the retirement plan’s final average salary formula, a participant’s salary for a year is deemed to include any award under the Company’s annual incentive plans paid for that year. Participants in the retirement plan’s final average salary formula whose age and years of service equal 75, including Messrs. McAvoy, Cawley, and Sanchez, are entitled to an annual pension benefit for life, payable in monthly installments or in a lump sum. Participants may earn increased pension benefits by working additional years. Benefits payable to a participant who retires between ages 55 and 59 with less than 30 years of service are subject to a reduction of 1.5% for each full year of retirement before age 60. Early retirement reduction factors are not applied to pensions of participants electing retirement at age 55 or older with at least 30 years of service. Effective January 1, 2013, the portion of future benefits earned and payable at retirement to participants who were under age 50 prior to 2013 and who retire between ages 55 and 59 are subject to an early retirement reduction. The reduction applied to benefits earned after 2012 is 5% for each full year of retirement before age 60. The retirement plan provides an annual adjustment equal to the lesser of 3% or three-quarters (3/4) of the annual increase in the Consumer Price Index to offset partially the effects of inflation. The retirement plan’s final average salary formula does not apply to management employees hired on or after January 1, 2001, including Mr. Hoglund and Ms. Moore.

For management employees who participate in the retirement plan and who were hired on or after January 1, 2001, including Mr. Hoglund and Ms. Moore, pension benefits are based on a cash balance formula that is expressed as a hypothetical account balance. Under the retirement plan’s cash balance formula, the Company provides each participant with two allocations: one is based on a participant’s annual compensation (a compensation credit) and the other is based on an interest percentage (an interest credit). The compensation credit percent, which can range from 4% to 7% depending on the participant’s age and years of service, is applied to the participant’s compensation during the quarter. In addition, a participant whose compensation exceeds the Social Security Wage Base ($128,400 for 2018) will receive a 4% credit on the amount of his or her compensation that exceeds the Social Security Wage Base. A participant’s cash balance account receives a quarterly interest credit at a rate equal to one-quarter (1/4) of the annual interest rate payable on the 30-year U.S. Treasury bond, subject to a minimum annual rate of 3% and a maximum annual rate of 9%. The following table shows how the compensation credit is calculated:

Age Plus Years of Service	Crediting Rate on Compensation	Plus	Crediting Rate on Compensation Above Social Security Wage Base
	(%)	+	(%)
Under 35	4		4
35–49	5		4
50–64	6		4
Over 64(1)	7		4

Footnotes:

(1)	Applicable for Ms. Moore under the cash balance formula in the retirement plan.

Benefit distributions are made in the form of an immediate or deferred lifetime annuity, although participants may also elect a lump sum payment.

The retirement plan was closed to new management and rehired management employees as of December 31, 2016. Management employees hired or rehired on or after January 1, 2017, participate in the defined contribution pension formula within the savings plan. Until June 30, 2021, management

CONSOLIDATED EDISON, INC.–Proxy Statement	55

PENSION BENEFITS

employees hired between January 1, 2001 and December 31, 2016, including Mr. Hoglund and Ms. Moore, may make an irrevocable election to earn future retirement benefits under the defined contribution pension formula in the savings plan instead of future participation in the retirement plan. Effective January 1, 2018, Mr. Hoglund made an irrevocable election to earn future retirement benefits under the defined contribution pension formula in the savings plan instead of the retirement plan. The Company continues to provide Mr. Hoglund’s cash balance account in the retirement plan with interest credits attributable to his account balance prior to January 1, 2018. The defined contribution pension formula in the savings plan provides the same level of Company compensation credits for a participant as the cash balance formula in the retirement plan. However, under the defined contribution pension formula in the savings plan, participating employees make their own investment elections and are responsible for their own investment results.

PENSION BENEFITS TABLE

The following table shows certain pension benefits information for each Named Executive Officer as of December 31, 2018.

Name & Principal Position	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments during Last Fiscal Year
		(#)	($)	($)
John McAvoy Chairman, President and Chief Executive Officer	Retirement Plan Supplemental Retirement Income Plan	39 39	2,089,780 23,689,466	0 0
Robert Hoglund Senior Vice President and Chief Financial Officer	Retirement Plan Supplemental Retirement Income Plan	14 19 (2)	347,353 1,878,852	0 0
Timothy P. Cawley President, Con Edison of New York	Retirement Plan Supplemental Retirement Income Plan	32 32	1,643,208 3,736,373	0 0
Elizabeth D. Moore Senior Vice President and General Counsel	Retirement Plan Supplemental Retirement Income Plan	10 10	252,993 787,446	0 0
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	Retirement Plan Supplemental Retirement Income Plan	29 29	1,531,534 1,697,089	0 0

Footnotes:

(1)	Amounts were calculated as of December 31, 2018, using the assumptions that were used for the Company’s financial statements. (See Note E to the financial statements in the Company’s Annual Report on Form 10-K for material assumptions.)
(2)	As part of Mr. Hoglund’s employment offer in 2004, the Company agreed to provide Mr. Hoglund with an additional ten years of service in the cash balance formula in the retirement plan to offset part of the long-term incentives forfeited upon leaving his previous employer. Five of the additional ten years of service vested on April 1, 2014 after he completed ten years of continuous employment and the remaining five years will be vested after he completes 15 years of continuous service in April 2019. The portion of Mr. Hoglund’s retirement benefit that is attributable to the additional years of service provided by the Company ($626,530 as of December 31, 2018) will be paid under the supplemental retirement income plan.

56	CONSOLIDATED EDISON, INC.–Proxy Statement

NON-QUALIFIED DEFERRED COMPENSATION

NON-QUALIFIED DEFERRED COMPENSATION

DEFERRED INCOME PLAN

All management employees, including the Named Executive Officers, whose benefits under the tax-qualified savings plan, described on pages 46 and 47, are subject to the compensation limit in the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. (The Internal Revenue Code limit for 2018 was $275,000.) The deferred income plan permits participating employees, including the Named Executive Officers, to defer on a before-tax basis: (i) up to 50% of their base salary; (ii) all or a portion of their annual incentive award; and (iii) the cash value of any restricted stock unit awards. Under the deferred income plan, the Company credits participating employees with a Company matching contribution on that portion of their contributions that cannot be matched under the tax-qualified savings plan because of Internal Revenue Code limitations.

Effective as of January 1, 2017 all new management employees, all rehired management employees, and all management employees hired between January 1, 2001 and December 31, 2016 who make an irrevocable election to participate in the defined contribution pension formula in the tax-qualified savings plan instead of the retirement plan and whose benefits under the defined contribution pension formula in the savings plan are subject to the compensation limit in the Internal Revenue Code, are also eligible to participate in the deferred income plan. Effective January 1, 2018, Mr. Hoglund made an irrevocable election to earn future retirement benefits under the defined contribution pension formula in the savings plan instead of the retirement plan.

Earnings on amounts contributed under the deferred income plan reflect investment in accordance with participating employees’ investment elections. Deferrals and any earnings thereon are always 100% vested. Company non-elective contributions vest 100% three years after a participating employee’s date of hire.

There were no above-market or preferential earnings with respect to the deferred income plan. Individuals participating in the deferred income plan may elect to receive the performance of institutionally managed funds. Participants may change their investment allocation once per calendar quarter. All amounts distributed from the deferred income plan are paid out of the Company’s general assets.

Amounts deferred under the savings plan and the deferred income plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table” on page 50. Company matching contributions and non-elective contributions under the defined contribution pension formula in the deferred income plan allocated to the Named Executive Officers under the savings plan and the deferred income plan are shown in the “All Other Compensation” column of the “Summary Compensation Table” on page 50. Amounts realized upon vesting of stock awards that were deferred into the deferred income plan, if any, are shown on the “Value Realized on Vesting” column of the “Option Exercises and Stock Vested Table” on page 54.

CONSOLIDATED EDISON, INC.–Proxy Statement	57

NON-QUALIFIED DEFERRED COMPENSATION

NON-QUALIFIED DEFERRED COMPENSATION TABLE

The following table sets forth certain information with respect to non-qualified deferred compensation for each Named Executive Officer as of December 31, 2018.

Name & Principal Position	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings/ (Losses) in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
	($)	($)	($)	($)	($)
John McAvoy Chairman, President and Chief Executive Officer	2,003,766	30,650	(84,588)	0	3,246,397
Robert Hoglund Senior Vice President and Chief Financial Officer	259,661	118,498	(130,202)	0	1,653,505
Timothy P. Cawley President, Con Edison of New York	1,009,071	10,080	(79,822)	0	1,123,118
Elizabeth D. Moore Senior Vice President and General Counsel	29,603	22,202	(190,571)	0	1,766,004
Robert Sanchez President and Chief Executive Officer, Orange & Rockland	9,665	4,833	(1,696)	0	71,698

Footnotes:

(1)	Amounts set forth under “Executive Contributions in Last FY” column are reported in either: (i) the “Salary” column of the “Summary Compensation Table” on page 50; (ii) the “Value Realized on Vesting” column of the “Option Exercises and Stock Vested Table” on page 54; or (iii) the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” of the Company’s proxy statements for its 2018 and 2019 annual meetings of stockholders, as applicable.
(2)	The amounts set forth under the “Registrant Contributions in Last FY” column are reported in the “All Other Compensation” column of the “Summary Compensation Table” on page 50.
(3)	Represents earnings or losses on accounts for fiscal year 2018. No amounts set forth under “Aggregate Earnings/(Losses) in Last FY” column have been reported in the “Summary Compensation Table” on page 50, as there were no above-market or preferential earnings credited to any Named Executive Officer’s account.
(4)	Aggregate account balances in the non-qualified deferred income plan as of December 31, 2018:

	McAvoy	Hoglund	Cawley	Moore	Sanchez
	($)	($)	($)	($)	($)
Executive contributions	2,928,822	947,927	1,119,967	1,325,494	59,133
Company matching contributions	152,596	240,552	29,767	146,507	6,770
Company non-elective contributions	—	89,089	—	—	—
Earnings	164,979	375,937	(26,616)	294,003	5,795
Total	3,246,397	1,653,505	1,123,118	1,766,004	71,698

58	CONSOLIDATED EDISON, INC.–Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The Severance Program for Officers of the Company and its subsidiaries (the “Severance Program”) provides compensation to officers, including the Named Executive Officers, in the event of certain terminations of employment or a change of control of the Company. The amount of compensation that is potentially payable to each Named Executive Officer in each situation is listed in the table. These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to these Named Executive Officers, which would only be known at the time that they become eligible for payment. The table reflects the amount that could be payable under the Severance Program assuming such termination occurred at December 31, 2018. The price per share of Company Common Stock on December 31, 2018 was $76.46 per share.

Name & Principal Position	Executive Benefits and Payments Upon Termination(1)	Resignation for any Reason (prior to CIC) or Resignation without Good Reason (following a CIC)	Retirement		Termination without Cause(2)		Termination for Cause	Termination without Cause or Resignation for Good Reason (following a CIC)(3)		Death or Disability
		($)	($)		($)		($)	($)		($)
John McAvoy	Severance	0	0		4,550,000		0	7,475,000		0
Chairman, President and Chief Executive Officer	Long-term plan incentives(4)	0	11,522,522	(5)	11,522,522	(5)	0	11,522,522	(5)	11,522,522	(5)
	Benefits and Perquisites	0	0		319,855		0	614,710		1,300,000
	Total(6)	0	11,522,522		16,392,377		0	19,612,232		12,822,522
Robert Hoglund	Severance	0	0		1,534,000		0	2,684,500		0
Senior Vice President and Chief Financial Officer	Long-term plan incentives(4)	0	2,943,710	(5)	2,943,710	(5)	0	2,943,710	(5)	2,943,710	(5)
	Benefits and Perquisites	0	0		185,043		0	345,085		767,000
	Total(6)	0	2,943,710		4,662,753		0	5,973,295		3,710,710
Timothy P. Cawley	Severance	0	0		1,591,200		0	2,692,800		0
President, Con Edison of New York	Long-term plan incentives(4)	0	2,270,862	(5)	2,270,862	(5)	0	2,270,862	(5)	2,270,862	(5)
	Benefits and Perquisites	0	0		635,582		0	1,246,163		612,000
	Total(6)	0	2,270,862		4,497,644		0	6,209,825		2,882,862
Elizabeth D. Moore	Severance	0	0		1,293,200		0	2,263,100		0
Senior Vice President and General Counsel	Long-term plan incentives(4)	0	1,865,624	(5)	1,865,624	(5)	0	1,865,624	(5)	1,865,624	(5)
	Benefits and Perquisites	0	0		152,296		0	279,592		646,600
	Total(6)	0	1,865,624		3,311,120		0	4,408,316		2,512,224
Robert Sanchez	Severance	0	0		1,140,400		0	1,929,900		0
President and Chief Executive Officer, Orange & Rockland	Long-term plan incentives(4)	0	1,131,608	(5)	1,131,608	(5)	0	1,131,608	(5)	1,131,608	(5)
	Benefits and Perquisites	0	0		674,867		0	1,324,733		438,600
	Total(6)	0	1,131,608		2,946,875		0	4,386,241		1,570,208

Footnotes:

(1)	Assumes the compensation of Messrs. McAvoy, Hoglund, Cawley, and Sanchez, and Ms. Moore for 2018 is as follows: (i) Mr. McAvoy’s base salary equal to $1,300,000 and a target annual bonus equal to 125% of base salary; (ii) Mr. Hoglund’s base salary equal to $767,000 and a target annual bonus equal to 50% of base salary; (iii) Mr. Cawley’s base salary equal to $612,000 and a target annual bonus equal to 80% of base salary; (iv) Ms. Moore’s base salary equal to $646,600 and a target annual bonus equal to 50% of base salary; and (v) Mr. Sanchez’s base salary equal to $438,600 and a target annual bonus equal to 80% of base salary. Benefits and perquisites include incremental non-qualified retirement plan amounts (supplemental retirement income plan), health care cost coverage, death benefit proceeds (deferred income plan), and outplacement costs. For disclosure of the benefits payable to each Named Executive Officer upon termination of employment under the Company’s: (i) qualified and non-qualified retirement plans, see the “Pension Benefits Table” and related footnotes on page 56; and (ii) non-qualified deferred compensation plan (deferred income plan), see the “Non-Qualified Deferred Compensation Table” and related footnotes on page 58.
(2)	As per the Severance Program, the Named Executive Officer’s severance benefit pursuant to a termination without “Cause” (before a Change of Control or “CIC”) is equal to: (i) a lump sum equal to any unpaid base salary and annual target bonus prorated through the termination date and any accrued vacation pay; (ii) a lump sum equal to the net present value of one additional year of service credit under the Company’s retirement plans (assuming compensation at Named Executive Officer’s then annual rate of base salary and target annual bonus); (iii) a lump sum equal to 1x the sum of the Named Executive Officer’s then base salary and target annual bonus; (iv) one year continuation of health and life insurance coverage and one year of additional service credit toward eligibility for (but not for commencement of) retiree benefits, and (v) one year of outplacement costs.
(3)	As per the Severance Program, the Named Executive Officer’s severance benefit under a termination without Cause or resignation for Good Reason (on or following CIC) is equal to the same severance benefit under a termination without Cause (before CIC) as described in footnote (2) except the amounts in clauses (ii), (iii), and (iv) are 2x instead of 1x.

CONSOLIDATED EDISON, INC.–Proxy Statement	59

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

(4)	Potential payments under the long term incentive plan require the occurrence of a (i) CIC and (ii) qualifying termination of employment (a “CIC Separation from Service”) unless the Compensation Committee determines otherwise.
(5)	For disclosure purposes, the Compensation Committee is assumed to have taken action pursuant to the long term incentive plan to fully accelerate the vesting of target performance unit awards.
(6)	The total amounts are in addition to: (i) vested or accumulated benefits under the Company’s defined benefit pension plans, 401(k) plans, and non-qualified deferred compensation plans, which are set forth in the compensation disclosure tables; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) benefits generally available to all management employees, such as accrued vacation.

A description of the assumptions that were used in creating the table for the Named Executive Officers is as follows:

EQUITY ACCELERATION

Separation from Service

With respect to unvested performance-based equity awards under the long term incentive plan, in the event of a Termination, Retirement, death or Disability, the Compensation Committee has discretion to determine the terms of the awards (including, without limitation, to accelerate the vesting of unvested awards). Unless otherwise provided by the Compensation Committee, in the event of a Retirement, death or Disability, performance-based equity awards vest prorata through the date of the event.

For the purposes of the long term incentive plan: (i) “Termination” means a resignation or discharge from employment, except death, Disability or Retirement; (ii) “Retirement” means resignation on or after age 55 with at least five years of service; and (iii) “Disability” means an inability to work in any gainful occupation for which the person is reasonably qualified by education, training or experience because of a sickness or injury for which the person is under doctor’s care.

Change in Control

As per the long term incentive plan, in the event of a CIC Separation from Service, unvested performance-based equity awards vest pro-rata, assuming targeted performance was achieved.

For purposes of the long term incentive plan, “Change in Control” has the same meaning as “Change of Control” under the Severance Program.

For purposes of the long term incentive plan, a “CIC Separation from Service” means a termination without Cause or due to a resignation for Good Reason that occurs on or before the second anniversary following the occurrence of a Change in Control.

“Cause” means the conviction of the Named Executive Officer of a felony or the entering by the Named Executive Officer of a plea of nolo contendere to a felony, in either case having a significant adverse effect on the business and affairs of the Company.

“Good Reason” occurs if the Named Executive Officer resigns for any of the following reasons: (i) any material decrease in base compensation; (ii) any material breach by the Company of any material provisions of the long term incentive plan; (iii) a requirement by the Company for the Named Executive Officer to be based at any office or location more than 50 miles from the location the Named Executive Officer is employed prior to the Change in Control; or (iv) the assignment of any duties materially inconsistent in any respect with the Named Executive Officer’s position, authority, duties or responsibilities.

INCREMENTAL RETIREMENT AMOUNTS

As per the Severance Program, the amounts relating to the incremental retirement amounts in the table are based on the net present value of one additional year of service credit under the Company’s retirement plans following a termination without Cause or a resignation for Good Reason (two additional years if such termination is in connection with a Change in Control) assuming compensation at the Named Executive Officer’s annual salary and target award, age 65 normal retirement, and the assumptions used to calculate lump sum benefits under the qualified retirement plan in December 2018.

The assumptions for Messrs. McAvoy, Cawley, and Sanchez, include interest rates of 3.21% for the first five years, 4.26% for the next 15 years, and 4.55% thereafter (adjusted to 1.48%, 2.52% and 2.80%, respectively, to reflect cost of living adjustments) and the RP-2000 mortality table projected for 2018 (50% male/50% female blend).

The assumptions for Ms. Moore’s retirement amount are in accordance with the “cash balance” formula in the retirement plan and the defined contribution formula within the savings plan for Mr. Hoglund. All amounts payable pursuant to an incremental non-qualified retirement plan are assumed to be paid as a lump sum.

60	CONSOLIDATED EDISON, INC.–Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

TERMINATION WITHOUT CAUSE OR A RESIGNATION FOR GOOD REASON

As per the Severance Program, the Named Executive Officer will receive certain benefits as described in the table if he or she is terminated by the Company for reasons other than Cause or he or she resigns for Good Reason (following a Change of Control). A termination is for Cause if it is for any of the following reasons: (i) willful and continued failure to substantially perform his or her duties; (ii) a conviction of a felony or entering a plea of nolo contendere to a felony that has a significant adverse effect on the business of the Company; or (iii) a willful engaging in illegal conduct or in gross misconduct materially and demonstrably injurious to the Company.

As per the Severance Program, a resignation for Good Reason occurs if the Named Executive Officer resigns for any of the following reasons on or following a Change of Control: (i) any material decrease in base compensation (except uniform decreases affecting similarly situated employees); (ii) any material breach by the Company of any material provisions of the Severance Program; (iii) a requirement by the Company for the Named Executive Officer to be based more than 50 miles from the location the Named Executive Officer is employed prior to the Change of Control; or (iv) the assignment of any duties materially inconsistent in any respect with the Named Executive Officer’s position, authority, duties or responsibilities.

PAYMENTS UPON TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE OF CONTROL

As per the Severance Program, the Named Executive Officer will receive certain benefits as described in the table if his or her termination of employment is without Cause by the Company or he or she resigns for Good Reason following a Change of Control.

SECTION 280G REDUCTION

As per the Severance Program, in the event a Named Executive Officer receives any payment or distribution from the Company in connection with a Change of Control, he or she may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. If any such payment or distribution subjects the Named Executive Officer to such taxes and the Named Executive Officer would receive a greater net after-tax amount if the payment were reduced to avoid such taxation, the aggregate present value of amounts payable to the Named Executive Officer pursuant to the Severance Program will be reduced (but not below zero) to the extent it does not trigger taxation under Section 4999 of the Internal Revenue Code.

DEATH BENEFIT

As per the Company’s Deferred Income Plan, participating officers, including the Named Executive Officers, are entitled to a death benefit equal to their individual base salary. The benefits are payable in a lump sum.

CONSOLIDATED EDISON, INC.–Proxy Statement	61

COMPENSATION COMMITTEE REPORT AND COMPENSATION RISK MANAGEMENT

COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for 2018 with management of the Company. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and this Proxy Statement.

Management Development and Compensation Committee:

George Campbell, Jr. (Chair)

John F. Killian

William J. Mulrow

Michael W. Ranger

L. Frederick Sutherland

COMPENSATION RISK MANAGEMENT

In 2018, the Compensation Committee asked Mercer to undertake a risk assessment of the Company’s compensation programs to determine whether the Company’s compensation policies and practices for employees, generally, would reasonably be expected to have a material adverse effect on the Company’s risk management and create incentives that could lead to excessive or inappropriate risk taking by employees. The Compensation Committee also asked management to review the assessment. Based on Mercer’s risk assessment findings, with which the Compensation Committee and management concur, the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees.

Among the relevant features of the Company’s compensation programs that mitigate risk are:

•	a recoupment policy applicable to all Company officers with respect to incentive-based compensation;

•

annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are expected to enhance stockholder value;

•	annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;

•	non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;

•	compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

•	performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year;

•	annual and long-term incentive awards that are subject to appropriate payment caps and Compensation Committee discretion to reduce payouts; and

•	share ownership guidelines that further the long-term interests of executives and stockholders, and restrictions on shorting, hedging, and pledging Company securities.

62	CONSOLIDATED EDISON, INC.–Proxy Statement

PAY RATIO AND CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION

PAY RATIO

The Company is required by Securities and Exchange Commission (“SEC”) rules to disclose the median of the annual total compensation of all employees of the Company (excluding the Chief Executive Officer), the annual total compensation of the Chief Executive Officer, and the ratio of these two amounts (the “pay ratio”). The pay ratio below is a reasonable estimate based on the Company’s payroll records and the methodology described below, and was calculated in a manner consistent with SEC rules. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

As permitted by SEC rules, the Company’s median employee for 2018 is the employee identified in 2017. The employee is based in New York and is represented by a collective bargaining unit. The Company has determined that there have been no changes in its employee population or employee compensation arrangements during the last completed fiscal year that would significantly impact the pay ratio disclosure for 2018. As of December 1, 2018, the Company’s entire workforce (excluding the Chief Executive Officer), consisted of 15,324 full and part-time employees of the Company and its subsidiaries. On December 1, 2017, this number was 15,603. In identifiying the median employee last year, the Company used earnings as reported on Internal Revenue Service Form W-2 for 2017, annualized the compensation of all employees hired during 2017, and did not make any cost of living adjustments.

For 2018, the annual total compensation of the Company’s median employee, as calculated using Summary Compensation Table requirements, was $106,453 and the annual total compensation of the Chief Executive Officer, as disclosed in the column “Securities and Exchange Commission Total” in the “Summary Compensation Table” on page 50, was $9,765,858. The resulting pay ratio of the Chief Executive Officer’s annual total compensation to the annual total compensation of the Company’s median employee was 92 to 1.

Subtracting the change in pension value from the median employee’s annual total compensation, as was done for the Chief Executive Officer’s annual total compensation and shown in the column “Securities and Exchange Commission Total Without Change in Pension Value” in the “Summary Compensation Table,” the pay ratio of the Chief Executive Officer’s compensation to the Company’s median employee would be 70 to 1.

CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION

No stockholder action is required with respect to the following information that is included to fulfill the requirements of Section 726 of the Business Corporation Law of the State of New York.

Effective December 2, 2018, the Company purchased Directors and Officers (“D&O”) Liability insurance for a one-year term providing for reimbursement, with certain exclusions and deductions, to: (i) the Company and its subsidiaries for payments they make to indemnify Directors, Trustees, officers and assistant officers of the Company and its subsidiaries, (ii) Directors, Trustees, officers, and assistant officers for losses, costs and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by the Company or its subsidiaries, and (iii) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurers are: Associated Electric & Gas Insurance Services Limited, Axis Insurance Company, Berkshire Hathaway Specialty Insurance, Continental Casualty Company, Endurance American Insurance Company,

Federal Insurance Company, Illinois National Insurance Company, Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company, X.L. Insurance (Bermuda) Ltd., XL Specialty Insurance Company and Zurich American Insurance Company. The total cost of the D&O Liability insurance for one year from December 2, 2018 amounts to $2,845,718. The Company also purchased from Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Great American Insurance Company, Illinois National Insurance Company, RLI Insurance Company, Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company and Zurich American Insurance Company, additional insurance coverage for one year effective January 1, 2019, insuring the Directors, Trustees, officers, assistant officers and employees of the Company and its subsidiaries and certain other parties against certain liabilities which could arise in connection with fiduciary obligations mandated by ERISA and from the administration of the employee benefit plans of the Company and its subsidiaries. The cost of such coverage was $765,692.

CONSOLIDATED EDISON, INC.–Proxy Statement	63

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING AND VOTING

PROXY MATERIALS

What Are The Proxy Materials?

The Proxy Materials include the following:

•	The Proxy Statement.

•

The Annual Report to Stockholders of the Company, which includes the consolidated financial statements and accompanying notes for the year ended December 31, 2018, and other information relating to the Company’s financial condition and results of operations.

If you received the Proxy Materials by mail, they also include a proxy card or a voter instruction form for use at the 2019 Annual Meeting.

Why Am I Receiving The Proxy Materials?

The Proxy Materials are provided to stockholders of the Company on or about April 8, 2019, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and to vote on the items of business described in this Proxy Statement. The Proxy Materials include information that we are required to provide to you under the rules of the Securities and Exchange Commission. We are providing the Proxy Materials to our stockholders by mail, e-mail, or in accordance with the Securities and Exchange Commission’s “Notice and Access” rule.

Why Did I Receive The Proxy Materials In The Mail?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the Proxy Materials, with paper copies of the Proxy Materials. You may also access the Proxy Materials and vote online at the Internet address provided on the proxy card or the voter instruction form. If you do not want to receive paper copies of proxy materials on an ongoing basis, please follow the instructions for Internet voting on your proxy card or voter instruction form.

Why Did I Receive E-Mail Delivery Of The Proxy Materials?

We are providing e-mail delivery of the Proxy Materials to those stockholders who have previously elected electronic delivery. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Why Did I Receive A Notice Of Internet Availability Of Proxy Materials?

To reduce the environmental impact of our Annual Meeting, we are providing the Proxy Materials over the Internet. As a result, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the Proxy Materials. All stockholders receiving the Notice of Internet Availability may access the Proxy Materials over the Internet and request a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet, to vote online, and to request a paper copy may be found in the Notice of Internet Availability. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form by mail or electronically on an ongoing basis.

Can I Request A Paper Copy Of The Proxy Statement And Annual Report?

The Company’s Proxy Statement and Annual Report are available on our website at conedison.com/shareholders. A copy of these materials is also available without charge upon written request to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003.

I Share An Address With Another Stockholder, And We Received Only One Copy Of The Proxy Materials. How May I Obtain An Additional Copy?

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, registered holders of Company Common Stock who have the same address and last name and who receive either a Notice of Internet Availability or a paper copy of the Proxy Materials in the mail, will receive only one copy of the Proxy Materials, or a single envelope containing the Notice of Internet Availability, for all stockholders at that address. This consolidated method of delivery will continue unless we are notified from a stockholder at that address that individual copies are preferred. Householding allows us to realize significant cost savings and reduces the amount of duplicate information stockholders receive.

If you are a registered holder of Company Common Stock and wish to discontinue householding, please notify Computershare, the Company’s Transfer Agent and Registrar, by calling 1-800-522-5522.

64	CONSOLIDATED EDISON, INC.–Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING AND VOTING

If you are a beneficial holder of Company Common Stock who holds Company Common Stock through a broker, bank, or other financial institution (“broker”), and wish to discontinue householding, please submit a request to Broadridge Householding Department by telephone at 1-866-540-7095 or by mail at 51 Mercedes Way, Edgewood, NY 11717.

Who Pays The Cost Of Soliciting Proxies For The Annual Meeting?

The Company will pay the expenses associated with the solicitation of proxies. The solicitation of proxies is being made by mail, telephone, the Internet, electronic transmission, or overnight delivery. The expense associated with the solicitation of proxies will include reimbursement for postage and clerical expenses to brokerage houses and other custodians, nominees or fiduciaries for forwarding Proxy Materials and other documents to beneficial owners of stock held in their names. Morrow Sodali LLC (“Morrow”), 470 West Avenue, Stamford, CT 06902, has been retained to assist in the solicitation of proxies. The estimated cost of Morrow’s services is $22,000 plus distribution costs and other costs and expenses.

VOTING AND RELATED MATTERS

What Is The Record Date?

The Board of Directors has established March 25, 2019 as the record date for the determination of the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting.

How Many Votes Do I Have?

You are entitled to one vote on each proposal presented at the Annual Meeting for each outstanding share of Company Common Stock you owned on the record date.

How Many Votes Can Be Cast By All Stockholders Entitled To Vote At The Annual Meeting?

One vote on each proposal presented at the Annual Meeting for each of the 326,946,537 shares of Company Common Stock that were outstanding on the record date.

How Many Votes Must Be Present To Hold The Annual Meeting?

To constitute a quorum to transact business at the Annual Meeting, the holders of a majority of the shares entitled to vote at the Annual Meeting must be present in person or by proxy. We urge you to vote by proxy even if you plan to attend the Annual Meeting, so that we will know as soon as possible that enough votes will be present to hold the meeting. Abstentions and broker non-votes are counted in the determination of the quorum.

How Do I Vote?

You can vote whether or not you attend the Annual Meeting. Stockholders have a choice of voting over the Internet, by telephone, by mail using a proxy card or voter instruction form, or in person at the Annual Meeting.

•

If you received a printed copy of the Proxy Materials, please follow the instructions on your proxy card or voter instruction form. Your proxy card or voter instruction form provides information on how to vote over the Internet, by telephone, or by mail.

•

If you received a Notice of Internet Availability, please follow the instructions on the notice. The Notice of Internet Availability provides information on how to vote over the Internet, by telephone, or by mail.

•	If you received an e-mail notification, please click on the link provided in the e-mail notification, and follow the instructions on how to vote over the Internet or by telephone.

•	If you are a registered holder of the Company’s Common Stock, you may also vote in person at the Annual Meeting.

To help us reduce the environmental impact of our meeting, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. To ensure that your vote is counted, please remember to submit your vote by the date and time indicated on your Notice of Internet Availability, proxy card or voter instruction form, as applicable.

If My Shares Are Held By My Broker, Can My Shares Be Voted If I Don’t Instruct My Broker?

The Securities and Exchange Commission has approved a New York Stock Exchange rule that affects the manner in which your broker may vote your shares. Your broker may not vote on your behalf for the election of directors or compensation-related matters unless you provide specific voting instructions to your broker. For your vote to be counted, you need to communicate your voting decisions to your broker, in the manner prescribed by your broker, before the date of the Annual Meeting.

CONSOLIDATED EDISON, INC.–Proxy Statement	65

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING AND VOTING

If you have any questions about this rule or the proxy voting process in general, please contact the broker where you hold your shares. The Securities and Exchange Commission also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder.

If I Am A Registered Holder Of Company Common Stock, What If I Don’t Vote For One Or More Of The Matters Listed On My Proxy Card?

All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the Annual Meeting in the manner specified by the persons giving those proxies. If you return a signed proxy without indicating voting instructions your shares will be voted as follows:

•	for the election of the ten Director nominees;

•	for the ratification of the appointment of independent accountants; and

•	for the advisory vote to approve named executive officer compensation.

Can I Revoke My Proxy Or Change My Vote?

Yes, depending on how your shares of Company Common Stock are held, you may revoke your proxy or change your vote by sending in a new, properly executed proxy card or voter instruction form with a later date, or by casting a new vote by Internet or telephone, or by sending a properly executed written notice of revocation to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. Check the instructions on your Notice of Internet Availability, proxy card or voter instruction form for information regarding your specific revocation options. If you are a registered holder of Company Common Stock, you may also change your vote by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting without voting will not by itself revoke a proxy.

ANNUAL MEETING INFORMATION

What Is The Location, Date, And Time Of The Annual Meeting?

The Annual Meeting will be held at the Company’s principal executive office at 4 Irving Place, New York, New York 10003, on Monday, May 20, 2019, at 10:00 a.m.

Where Can I Find Directions To The Annual Meeting?

Directions to the Annual Meeting are available on our website at conedison.com/shareholders.

Who Can Attend The Annual Meeting?

Attendance at the Annual Meeting will be limited to holders of Company Common Stock on March 25, 2019, the record date, the authorized representative (one only) of an absent stockholder, and invited guests of management.

Do I Need A Ticket To Attend The Annual Meeting?

Yes, you will need an admission ticket and proof of ownership of Company Common Stock on the record date to enter the meeting.

•	If you received a printed copy of the Proxy Materials and you are a registered holder of Company Common Stock, your proxy card serves as your admission ticket to the Annual Meeting.

•

If you received a printed copy of the Proxy Materials and you hold your shares through a broker or through an employee plan, please bring to the Annual Meeting a copy of a brokerage or other statement reflecting your stock ownership as of the record date.

•	If you received a Notice of Internet Availability, that Notice of Internet Availability serves as your admission ticket to the Annual Meeting.

•

If you received an e-mail notification, please access the Proxy Materials by clicking on the link provided in the e-mail notification and follow the instructions for downloading a copy of your admission ticket.

You may be asked to present valid picture identification to gain entrance to the Annual Meeting. Any person claiming to be an authorized representative of a stockholder must, upon request, produce written evidence of the authorization.

Are There Any Special Attendance Procedures?

In order to assure the holding of a fair and orderly meeting and to accommodate as many stockholders as possible who may wish to speak at the Annual Meeting, management will limit the general discussion portion of the meeting and permit only stockholders or their authorized representatives to address the meeting. No signs, banners, placards, handouts, cameras, recording equipment, nor similar items may be brought to the meeting room. Many cellular phones have built-in digital cameras, and, while these phones may be brought into the Annual Meeting, the camera function may not be used at any time. Recording of the Annual Meeting is prohibited. Suitcases, briefcases, packages, and other items may be subject to inspection.

66	CONSOLIDATED EDISON, INC.–Proxy Statement

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING AND OTHER MATTERS

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

PROPOSALS FOR INCLUSION IN 2020 PROXY STATEMENT

In order to be included in the Proxy Statement and form of proxy relating to the Company’s 2020 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive office at 4 Irving Place, New York, New York 10003, Attention: Vice President and Corporate Secretary, by the close of business on December 10, 2019.

DIRECTOR NOMINATIONS FOR INCLUSION IN 2020 PROXY STATEMENT (PROXY ACCESS)

Pursuant to the Company’s By-laws, a stockholder (or a group of up to 20 stockholders) who has owned at least three percent (3%) of the Company’s shares for at least three years and has complied with the other requirements set forth in the By-laws may request that the Company include director nominees (up to the greater of two nominees or twenty percent (20%) of the Board) for election in the Company’s 2020 Proxy Statement and form of proxy relating to the Company’s 2020 annual meeting of stockholders. The nominations must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than November 10, 2019 and no later than December 10, 2019.

OTHER PROPOSALS OR NOMINATIONS TO COME BEFORE THE 2020 ANNUAL MEETING

Under the Company’s By-laws, written notice of any proposal to be presented by any stockholder or any other person to be nominated by any stockholder for election as a Director must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than January 21, 2020 and no later than February 20, 2020.

OTHER MATTERS TO COME BEFORE THE MEETING

Management intends to bring before the meeting only the election of Directors (Proposal No. 1) and Proposals No. 2 and 3 and knows of no matters to come before the meeting other than the matters set forth herein. If other matters or motions come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

By Order of the Board of Directors,

Sylvia V. Dooley
Vice President and Corporate Secretary
Dated: April 8, 2019

CONSOLIDATED EDISON, INC.–Proxy Statement	67

01—George Campbell, Jr. 02—Ellen V. Futter 03—John F. Killian 06—Armando J. Olivera 07—Michael W. Ranger 08—Linda S. Sanford For Against Abstain For Against Abstain 1 U P X 04—John McAvoy 09—Deirdre Stanley 05—William J. Mulrow 10—L. Frederick Sutherland Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 02ZUVE + + Proposals — The Board of Directors recommends a vote FOR all nominees listed, A and FOR Proposals 2 and 3. 2. Ratification of appointment of independent accountants. 3. Advisory vote to approve named executive officer compensation. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Consolidated Edison, Inc. Annual Meeting of Stockholders Proxy Card For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 0 3 1 4 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Î” â‰^ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/ED or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ED. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada. Votes submitted online or by phone must be received by 1:00 a.m., EDT, on Monday, May 20, 2019. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ED qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Non-Voting Items + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting of Stockholders. CONSOLIDATED EDISON, INC. COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John F. Killian, John McAvoy and Michael W. Ranger and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company’s Automatic Dividend Reinvestment and Cash Payment Plan) at the Annual Meeting of Stockholders on Monday, May 20, 2019 at 10:00 a.m. at the Company’s Headquarters, 4 Irving Place, New York, NY, or at any adjournments or postponements thereof, as specified on the reverse side in the election of Directors and on the proposals, all as more fully set forth in the proxy statement, and in their discretion on any matters that may properly come before the meeting or at any adjournments or postponements thereof. Your vote for the election of Directors may be indicated on the reverse side. Nominees are: 01—George Campbell, Jr., 02—Ellen V. Futter, 03—John F. Killian, 04—John McAvoy, 05—William J. Mulrow, 06—Armando J. Olivera, 07—Michael W. Ranger, 08—Linda S. Sanford, 09—Deirdre Stanley, and 10—L. Frederick Sutherland. THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE (PROPOSAL 1), AND “FOR” PROPOSALS 2 AND 3. (Items to be voted appear on reverse side.) 2019 Annual Meeting Admission Ticket 2019 Annual Meeting of Consolidated Edison, Inc. Stockholders Monday, May 20, 2019, 10:00 a.m. EDT Consolidated Edison, Inc. 4 Irving Place, New York, NY 10003 This ticket admits only the named stockholder(s). Please bring this admission ticket and a proper form of identification with you if attending the Annual Meeting of Stockholders. YOUR VOTE IS IMPORTANT! Whether or not you plan to attend the Annual Meeting of Stockholders, please promptly vote by telephone, through the Internet or by completing and returning the attached proxy card. Voting early will not prevent you from voting in person at the Annual Meeting of Stockholders if you wish to do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.